Advanced Series Trust
Semi-Annual period ended 6/30/2013
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3
10f-3 Exhibit

Issuer Name + CUSIP #
Molina Healthcare inc (1.125% 144A
1.15.20) (60855rab6)
Trade Date
2/12/2013
List of Underwriters
BofA Merrill Lynch
JP Morgan Securities
Barclays Capital
Morgan Stanley
UBS Securities LLC
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Merrill Lynch International London
Sector or Industry:
Managed Care
Date of First Offering:
2/12/2013
Ratings:
NA
Maturity Date:
1.15.2020
Coupon:
1.125%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.80
Gross Spread as a % of Price:
1.80
Yield:
..774%
Yield to Maturity:
..844%
Principal Amount of Offering:
550,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
..22%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPM Global Thematic Portfolio
0.0071%
$39,200



Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0071%









10f-3 Exhibit
Issuer Name + CUSIP #
Ford Motor Company (F 4.75% 1/15/2043) +
345370CQ
Trade Date
01/03/13
List of Underwriters
Barclay Capital
Citigroup Global Markets
Goldman, Sachs & Co
Morgan Stanley
BNP PARIBAS
Deutsche Bank Securities
HSBC Securities
J.P. Morgan Securities
BofA Merrill Lynch, Pierce, Fenner & Smith
Inc.
RBC Capital Markets
RBS Securities
Credit Agricole CIB
Credit Suisse Securities
Banco Bradesco BBI
BB Securities
CIBC World Markets
Commerz Markets LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets
Sector or Industry:
Automotive
Date of First Offering:
01/03/13
Ratings:
Moody's Baa3, S&P BB+, Fitch BBB-, DBRS BBBL
Maturity Date:
01/15/2043
Coupon:
4.75%
Unit Price:
$97.423
Underwriting Spread per Unit:
0.875
Gross Spread as a % of Price:
0.898%
Yield:
5.086
Yield to Maturity:
5.187
Principal Amount of Offering:
$1,948,460,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
0.48%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0082%
$160,748
AST JPMorgan Global Thematic Portfolio
0.0017%
$34,098



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0094%
$194,846









10f-3 Exhibit

Issuer Name + CUSIP #
ADT Corp (ADT 4.125% 6/15/2023 144A) +
00101JAD
Trade Date
1/7/13
List of Underwriters
Goldman Sachs & Co
Morgan Stanley
Bank of New York Mellon Corp
BofA Merrill Lynch
Barclays Capital
Credit Suisse Securities USA LLC
Deutsche Bank Securities Inc
JP Morgan Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley & Co
Sector or Industry:
CONSUMER SERVICES
Date of First Offering:
1/7/13
Ratings:
Moody's Baa2, S&P BBB-, Fitch BBB, Composite
BBB-
Maturity Date:
6/15/2023
Coupon:
4.125%
Unit Price:
$99.986
Underwriting Spread per Unit:
0.63
Gross Spread as a % of Price:
0.63%
Yield:
3.963
Yield to Maturity:
3.642
Principal Amount of Offering:
$700,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
0.61%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0075%
$52,993
AST JPMorgan Global Thematic Portfolio
0.0085%
$59,992
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0160%
$112,985












10f-3 Exhibit

Issuer Name + CUSIP #
RHP Hotel Property 144A 5.00% 4/15/21
(749571AA3)
Trade Date
3/27/2013
List of Underwriters
Bank of America Merrill Lynch
Credit Agricole Corp and Inv Bank/NY
Deutsche Bank Securities Inc
JP Morgan Securities
US Bancorp Investments Inc
Wells Fargo Securities LLC
Capital One Bank
Raymond James & Associates Inc
Scotia Capital Inc
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Deutsche Bank
Sector or Industry:
Real Estate
Date of First Offering:
3/27/2013
Ratings:
Moody's B1, S&P BB
Maturity Date:
4.15.2021
Coupon:
5.00%
Unit Price:
$100
Underwriting Spread per Unit:
1.75%
Gross Spread as a % of Price:
1.75%
Yield:
4.95%
Yield to Maturity:
4.85%
Principal Amount of Offering:
350,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
5.28%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JP Morgan Strategic Opportunities Portfolio
0.0085%
$30,000
AST JP Morgan Global Thematic Portfolio
0.0071%
$25,000
AST High Yield Portfolio (JP Morgan sleeve)
0.0657%
$230,000
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0813%










10f-3 Exhibit

Issuer Name + CUSIP #
Frontier Communications 7.625% 4/15/24
(35906AAN8)
Trade Date
3/27/2013
List of Underwriters
JP Morgan Securities
Barclays Capital
Citigroup Global Markets Inc
Credit Suisse Securities (USA) Inc
Deutsche Bank Securities
Merrill Lynch, Pierce, Fenner & Smith
Inc
Morgan Stanley & Co LLC
RBS Securities Inc
Goldman Sachs & Co
Mitsubishi UFJ Securities
Raymond James & Associates
RBC Capital Markets
TD Securities (USA) LLC
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Barclays
Sector or Industry:
Wireline Telecom Services
Date of First Offering:
3/27/2013
Ratings:
Moody's Ba2, S&P BB-, Fitch BB+
Maturity Date:
4.15.2024
Coupon:
7.625%
Unit Price:
$100.0
Underwriting Spread per Unit:
1.75%
Gross Spread as a % of Price:
1.75%
Yield:
7.16%
Yield to Maturity:
6.78%
Principal Amount of Offering:
750,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
..99%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JP Morgan Strategic Opportunities Portfolio
0.0024%
$18,000
AST JP Morgan Global Thematic Portfolio
0.0028%
$21,000
AST High Yield Portfolio (JP Morgan sleeve)
0.0136%
$102,000
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0188%






10f-3 Exhibit

Issuer Name + CUSIP #
SES 5.30% 144A 4/4/43 (78413HAB)
Trade Date
3/26/2013
List of Underwriters
Bank of America Merrill Lynch
Credit Suisse
Deutsche Bank Securities Inc
Goldman Sachs & Co
JP Morgan Securities
RBS Securities Corp
Societe Generale
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Wireless Telecom Services
Date of First Offering:
3/26/2013
Ratings:
Moody's Baa2, S&P BBB, Fitch BBB
Maturity Date:
4.04.2043
Coupon:
5.30%
Unit Price:
$99.213
Underwriting Spread per Unit:
..88%
Gross Spread as a % of Price:
..88%
Yield:
4.90%
Yield to Maturity:
4.78%
Principal Amount of Offering:
250,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
3.85%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JP Morgan Strategic Opportunities Portfolio
0.2301%
$575,435
AST JP Morgan Global Thematic Portfolio
0.0992%
$248,033
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.3293%













10f-3 Exhibit

Issuer Name + CUSIP #
DTEK Finance 144A 7.875% 4/4/18
(23339BAA7)
Trade Date
3/26/2013
List of Underwriters
Deutche Bank AG
ING Bank NV
JP Morgan
Sberbank CIB
UniCredit
VTB Capital
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Deutsche Bank
Sector or Industry:
Media Non-Cable
Date of First Offering:
3/26/2013
Ratings:
Moody's B3, Fitch B
Maturity Date:
4.04.2018
Coupon:
7.875%
Unit Price:
$98.989
Underwriting Spread per Unit:
..50%
Gross Spread as a % of Price:
..50%
Yield:
7.89%
Yield to Maturity:
7.92%
Principal Amount of Offering:
600,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
..34%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JP Morgan Global Thematic Portfolio
0.0346%
$207,877



Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0346%












10f-3 Exhibit

Issuer Name + CUSIP #
Graphic Packaging Intl 4.75%  4/15/21
(38869PAK)
Trade Date
3/25/2013
List of Underwriters
BofA Merrill Lynch, Pierce, Fenner &
Smith Inc
JP Morgan Securities LLC
Citigroup Global Markets
Goldman Sachs & Co
SunTrust Robinson Humphrey Inc
PNC Capital Markets LLC
Rabo Securities USA, Inc
Regions Securities LLC
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Containers & Packaging
Date of First Offering:
3/25/2013
Ratings:
Moody's Ba3, S&P BB+
Maturity Date:
4.15.21
Coupon:
4.75%
Unit Price:
$100
Underwriting Spread per Unit:
1.4625%
Gross Spread as a % of Price:
1.4625%
Yield:
4.62%
Yield to Maturity:
4.34%
Principal Amount of Offering:
425,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
4.29%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JP Morgan Global Thematic Portfolio
0.0167%
$71,000



Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0167%












10f-3 Exhibit

Issuer Name + CUSIP #
General Electric Capital 1.625% 4/2/18
(36962G6W9)
Trade Date
3/25/2013
List of Underwriters
Barclays Capital Inc
Citigroup Global Markets Inc
Goldman Sachs & Co
JP Morgan Securities LLC
Blaylock Robert Van LLC
CastleOak Securities LP
Lebenthal & Co LLC
Mischler Financial Group Inc
Samuel A Ramirez & Co Inc
The Williams Capital Group LP
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government
offering, Foreign Offering, or Eligible 144A
offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Wells Fargo
Sector or Industry:
Commercial Finance
Date of First Offering:
3/25/2013
Ratings:
Moody's A1, S&P AA+
Maturity Date:
4.02.2018
Coupon:
1.625%
Unit Price:
$99.709
Underwriting Spread per Unit:
..33%
Gross Spread as a % of Price:
..33%
Yield:
1.62%
Yield to Maturity:
1.53%
Principal Amount of Offering:
1,000,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
1.32%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JP Morgan Strategic Opportunities Portfolio
0.1226%
$1,226,421
AST JP Morgan Global Thematic Portfolio
0.0498%
$498,545
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.1724%










10f-3 Exhibit

Issuer Name + CUSIP #
Banco De Credito 4.25% 4/1/23 144A
(05990gaa3)
Trade Date
3/25/2013
List of Underwriters
Citigroup Global Markets Inc
JP Morgan Securities
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Citigroup
Sector or Industry:
Banking
Date of First Offering:
3/25/2013
Ratings:
Moody's Baa2-, Fitch BBB+
Maturity Date:
4.01.2023
Coupon:
4.25%
Unit Price:
$99.196
Underwriting Spread per Unit:
..30%
Gross Spread as a % of Price:
..30%
Yield:
4.18%
Yield to Maturity:
4.03%
Principal Amount of Offering:
350,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
..93%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JP Morgan Global Thematic Portfolio
0.0283%
$99,196



Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0283%
















10f-3 Exhibit

Issuer Name + CUSIP #
American Campus 3.75% 4/15/23
(024836AA6)
Trade Date
3/25/2013
List of Underwriters
BofA Merrill Lynch
Deutsche Bank Securities
JP Morgan Securities
Wells Fargo Securities
KeyBanc Capital Markets
PNC Capital Markets LLC
US Bancorp
Capital One Southcoast
Regions Securities LLC
Sandler O'Neill+Parnters LP
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Deutsche Bank
Sector or Industry:
Real Estate
Date of First Offering:
3/25/2013
Ratings:
Moody's Baa3, S&P BBB-
Maturity Date:
4.15.2023
Coupon:
3.75%
Unit Price:
$99.659
Underwriting Spread per Unit:
..65%
Gross Spread as a % of Price:
..65%
Yield:
3.61%
Yield to Maturity:
3.29%
Principal Amount of Offering:
400,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
..23%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JP Morgan Strategic Opportunities Portfolio
0.1420%
$568,056
AST JP Morgan Global Thematic Portfolio
0.0610%
$244,165



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.2030%









10f-3 Exhibit

Issuer Name + CUSIP #
Walter Energy Inc 8.50% 4/15/21 144A
(93317QAE5)
Trade Date
3/22/2013
List of Underwriters
JP Morgan Securities
Barclays Capital
Citigroup Global Markets Inc
Credit Agricole Indosuez
Morgan Stanley
BB&T Capital Markets
Comerica Securities
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Morgan Stanley
Sector or Industry:
Exploration & Production
Date of First Offering:
3/22/2013
Ratings:
Moody's B3, S&P B
Maturity Date:
4.15.2021
Coupon:
8.50%
Unit Price:
$100
Underwriting Spread per Unit:
1.72%
Gross Spread as a % of Price:
1.72%
Yield:
8.10%
Yield to Maturity:
7.67%
Principal Amount of Offering:
450,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
2.11%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JP Morgan Strategic Opportunities Portfolio
0.0068%
$31,000
AST JP Morgan Global Thematic Portfolio
0.0064%
$29,000
AST High Yield Portfolio (JP Morgan sleeve)
0.0560%
$252,000
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0692%












10f-3 Exhibit

Issuer Name + CUSIP #
Hawk Acquisition 4.25% 10/15/20 144A
(420088AA4)
Trade Date
3/22/2013
List of Underwriters
Wells Fargo & Co
Barclays Capital
Citigroup Global Markets Inc
JP Morgan Securities
BB Securities
BNP Paribas
Credit Suisse
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Wells Fargo
Sector or Industry:
Food & Beverage
Date of First Offering:
3/22/2013
Ratings:
Moody's B1, S&P BB-, Fitch BB
Maturity Date:
10.15.2020
Coupon:
4.25%
Unit Price:
$100.0
Underwriting Spread per Unit:
1.50%
Gross Spread as a % of Price:
1.50%
Yield:
4.24%
Yield to Maturity:
4.23%
Principal Amount of Offering:
3,100,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
4.22%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JP Morgan Strategic Opportunities Portfolio
0.0088%
$275,000
AST JP Morgan Global Thematic Portfolio
0.0067%
$210,000
AST High Yield Portfolio (JP Morgan sleeve)
0.0713%
$2,212,000
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0868%













10f-3 Exhibit

Issuer Name + CUSIP #
Exterran Partners 6.00% 4/1/21
144A(30227caa5)
Trade Date
3/22/2013
List of Underwriters
Credit Agricole Securities
JP Morgan Securities
RBC Capital Markets LLC
RBS Securities Inc
Wells Fargo Securities
Barclays Capital
Citigroup Global Markets Inc
Merrill Lynch, Pierce, Fenner & Smith
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Wells Fargo
Sector or Industry:
Oil & Gas Services
Date of First Offering:
3/22/2013
Ratings:
Moody's B2, S&P B-
Maturity Date:
4.1.2021
Coupon:
6.00%
Unit Price:
$98.439
Underwriting Spread per Unit:
1.92%
Gross Spread as a % of Price:
1.95%
Yield:
5.93%
Yield to Maturity:
5.80%
Principal Amount of Offering:
350,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
5.54%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JP Morgan Strategic Opportunities Portfolio
0.0106%
$37,407
AST JP Morgan Global Thematic Portfolio
0.0095%
$33,469
AST High Yield Portfolio (JP Morgan sleeve)
0.0843%
$295,317
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.1044%










10f-3 Exhibit

Issuer Name + CUSIP #
St Jude Medical 4.75% 4/15/43
(790849ak9)
Trade Date
3/21/2013
List of Underwriters
BofA Merrill Lynch, Pierce, Fenner &
Smith Inc
Wells Fargo Securities LLC
US Bancorp Investments, Inc
Mitsubishi UFJ Securities (USA), Inc
RBS Securities Inc
BNP Paribas Securities Corp
JP Morgan Securities LLC
Mizuho Securities USA Inc
PNC Capital Markets LLC
SMBC Nikko Capital Markets Limited
SunTrust Robinson Humphrey, Inc
TD Securities (USA) LLC
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Medical Equipment
Date of First Offering:
3/21/2013
Ratings:
Moody's A1, S&P A, Fitch A+
Maturity Date:
4.15.2043
Coupon:
4.75%
Unit Price:
$99.364
Underwriting Spread per Unit:
..875%
Gross Spread as a % of Price:
..880%
Yield:
4.45%
Yield to Maturity:
4.34%
Principal Amount of Offering:
695,548,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
1.49%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST Small Cap Value Portfolio (JP Morgan sleeve)
0.0550%
$382,551



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0786%









10f-3 Exhibit

Issuer Name + CUSIP #
Milacron LLC 7.75% 2/15/21 144A
(59870xab6)
Trade Date
3/21/2013
List of Underwriters
Bank of America Merrill Lynch
Barclays Capital
Credit Suisse
JP Morgan Securities
RBC Capital Markets
Keybank NA
Societe Generale
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Global Supplier
Date of First Offering:
3/21/2013
Ratings:
Moody's Caa1, S&P B-
Maturity Date:
2.15.2021
Coupon:
7.75%
Unit Price:
$100.0
Underwriting Spread per Unit:
2.50%
Gross Spread as a % of Price:
2.50%
Yield:
7.42%
Yield to Maturity:
6.99%
Principal Amount of Offering:
465,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
3.90%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JP Morgan Strategic Opportunities Portfolio
0.0137%
$64,000
AST JP Morgan Global Thematic Portfolio
0.0129%
$60,000
AST High Yield Portfolio (JP Morgan sleeve)
0.1079%
$502,000
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.1345%













10f-3 Exhibit

Issuer Name + CUSIP #
Corrections Corp 4.625% 5/1/23 144A
(22025YAN0)
Trade Date
3/21/2013
List of Underwriters
Bank of America Merrill Lynch
JP Morgan Securities
PNC Capital Markets
Suntrust Robinson Humphrey
Wells Fargo & Co
US Bancorp
Avondale Partners LLC
Barclays Capital
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Real Estate
Date of First Offering:
3/21/2013
Ratings:
Moody's Ba1, S&P BB+, Fitch BB+
Maturity Date:
5.1.2023
Coupon:
4.625%
Unit Price:
$100.0
Underwriting Spread per Unit:
1.25%
Gross Spread as a % of Price:
1.25%
Yield:
4.47%
Yield to Maturity:
4.20%
Principal Amount of Offering:
350,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
5.23%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JP Morgan Strategic Opportunities Portfolio
0.0077%
$27,000
AST JP Morgan Global Thematic Portfolio
0.0077%
$27,000
AST High Yield Portfolio (JP Morgan sleeve)
0.0608%
$213,000
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0762%











10f-3 Exhibit

Issuer Name + CUSIP #
US Steel Corp 6.875% 4/1/21
(912909AJ7)
Trade Date
3/20/2013
List of Underwriters
JP Morgan Securities LLC
Barclays Capital Inc
Goldman Sachs & Co
Morgan Stanley & Co LLC
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Barclays
Sector or Industry:
Metals & Mining
Date of First Offering:
3/20/2013
Ratings:
Moody's B1, S&P BB, Fitch BB-
Maturity Date:
4.1.2021
Coupon:
6.875%
Unit Price:
$100.0
Underwriting Spread per Unit:
1.75%
Gross Spread as a % of Price:
1.75%
Yield:
6.70%
Yield to Maturity:
6.47%
Principal Amount of Offering:
275,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
4.96%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JP Morgan Strategic Opportunities Portfolio
0.0149%
$41,000
AST JP Morgan Global Thematic Portfolio
0.0138%
$38,000
AST High Yield Portfolio (JP Morgan sleeve)
0.1225%
$337,000
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.1512%















10f-3 Exhibit

Issuer Name + CUSIP #
Rexel SA 5.25% 6/15/20 144A
(761679AC3)
Trade Date
3/20/2013
List of Underwriters
Credit Agricole Securities
Credit Mutuel - CIC
HSBC Securities
ING Capital LLC
JP Morgan Securities
Natixis/New York NY
Societe General
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
BNP Paribas
Sector or Industry:
Machinery
Date of First Offering:
3/20/2013
Ratings:
Moody's Ba3, S&P BB, Fitch BB
Maturity Date:
6.15.2020
Coupon:
5.25%
Unit Price:
$99.981
Underwriting Spread per Unit:
..83%
Gross Spread as a % of Price:
..83%
Yield:
4.99%
Yield to Maturity:
4.40%
Principal Amount of Offering:
500,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
4.39%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST High Yield Portfolio ( JP Morgan sleeve)
0.1221%
$610,884






Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.1221%
$610,884











10f-3 Exhibit

Issuer Name + CUSIP #
NBC Universal Ent 144A 1.662% 4/15/18
(63946cac2)
Trade Date
3/20/2013
List of Underwriters
Barclays Capital
Citigroup Global Markets Inc
JP Morgan Securities
Morgan Stanley & Co
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Morgan Stanley
Sector or Industry:
Media Non-Cable
Date of First Offering:
3/20/2013
Ratings:
Moody's A3, S&P A-, Fitch BBB+
Maturity Date:
4.15.2018
Coupon:
1.662%
Unit Price:
$100.135
Underwriting Spread per Unit:
..35%
Gross Spread as a % of Price:
..34%
Yield:
1.64%
Yield to Maturity:
1.33%
Principal Amount of Offering:
1,100,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
..55%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JP Morgan Strategic Opportunities Portfolio
0.1224%
$1,346,816
AST JP Morgan Global Thematic Portfolio
0.0810%
$891,202
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.2034%














10f-3 Exhibit

Issuer Name + CUSIP #
Intelsat Lux 7.75% 6/1/21 144A
(458204AK0)
Trade Date
3/20/2013
List of Underwriters
Goldman Sachs & Co
JP Morgan Securities
Morgan Stanley & Co
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Goldman Sachs
Sector or Industry:
Wireless Telecom
Date of First Offering:
3/20/2013
Ratings:
Moody's Caa3, S&P CCC+
Maturity Date:
6.1.2021
Coupon:
7.75%
Unit Price:
$100
Underwriting Spread per Unit:
1.25%
Gross Spread as a % of Price:
1.25%
Yield:
7.40%
Yield to Maturity:
6.97%
Principal Amount of Offering:
2,000,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
5.53%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JP Morgan Strategic Opportunities Portfolio
0.0114%
$228,000
AST JP Morgan Global Thematic Portfolio
0.0105%
$210,000
AST High Yield (JP Morgan sleeve)
0.0913%
$1,827,000
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.1132%

















10f-3 Exhibit

Issuer Name + CUSIP #
Intelsat Lux 6.75% 6/1/18 144A
(458204Al8)
Trade Date
3/20/2013
List of Underwriters
Goldman Sachs & Co
JP Morgan Securities
Morgan Stanley & Co
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Goldman Sachs
Sector or Industry:
Wireless Telecom
Date of First Offering:
3/20/2013
Ratings:
Moody's Caa3, S&P CCC+
Maturity Date:
6.1.2018
Coupon:
6.75%
Unit Price:
$100
Underwriting Spread per Unit:
1.25%
Gross Spread as a % of Price:
1.25%
Yield:
6.45%
Yield to Maturity:
5.69%
Principal Amount of Offering:
500,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
2.20%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JP Morgan Strategic Opportunities Portfolio
0.0080%
$40,000
AST JP Morgan Global Thematic Portfolio
0.0070%
$35,000
AST High Yield Portfolio (JP Morgan sleeve)
0.0620%
$310,000
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0770%















10f-3 Exhibit

Issuer Name + CUSIP #
Intelsat Lux 8.125% 6/1/23 144A
(458204AM6)
Trade Date
3/20/2013
List of Underwriters
Goldman Sachs & Co
JP Morgan Securities
Morgan Stanley & Co
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Goldman Sachs
Sector or Industry:
Wireless Telecom
Date of First Offering:
3/20/2013
Ratings:
Moody's Caa3, S&P CCC+
Maturity Date:
6.1.2023
Coupon:
8.125%
Unit Price:
$100
Underwriting Spread per Unit:
1.25%
Gross Spread as a % of Price:
1.25%
Yield:
7.67%
Yield to Maturity:
7.29%
Principal Amount of Offering:
1,000,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
5.99%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JP Morgan Strategic Opportunities Portfolio
0.0133%
$133,000
AST JP Morgan Global Thematic Portfolio
0.0120%
$120,000
AST High Yield Portfolio (JP Morgan sleeve)
0.1045%
$1,045,000
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.1298%
















10f-3 Exhibit

Issuer Name + CUSIP #
Watco Cos LLC 6.375% 4/1/23 144A
(941130AA4)
Trade Date
3/19/2013
List of Underwriters
Barclays Capital
BMO Capital Markets Corp
JP Morgan Securities
US Bancorp Investments Inc
Wells Fargo Securities LLC
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Wells Fargo
Sector or Industry:
Railroad
Date of First Offering:
3/19/2013
Ratings:
Moody's B3, S&P CCC+
Maturity Date:
4.1.2023
Coupon:
6.375%
Unit Price:
$100
Underwriting Spread per Unit:
1.31%
Gross Spread as a % of Price:
1.31%
Yield:
6.14%
Yield to Maturity:
5.85%
Principal Amount of Offering:
400,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
7.32%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JP Morgan Strategic Opportunities Portfolio
0.0140%
$56,000
AST JP Morgan Global Thematic Portfolio
0.0140%
$56,000
AST High Yield Portfolio (JP Morgan sleeve)
0.0985%
$394,000
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.1265%














10f-3 Exhibit

Issuer Name + CUSIP #
Model N (MODN) IPO (09739d10)
Trade Date
3/19/2013
List of Underwriters
JP Morgan Securities LLC
Deutsche Bank Securities Inc.
Stifel, Nicolaus & Co
Pacific Crest Securities LLC
Piper Jaffray & Co
Raymond James & Associates Inc.
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Deutsche Bank Securities
Sector or Industry:
Technology / Software
Date of First Offering:
3/19/2013
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$15.50
Underwriting Spread per Unit:
1.085
Gross Spread as a % of Price:
7.00%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
104,470,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
4.96%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST Small Cap Value Portfolio (JP Morgan sleeve)
0.2908%
$303,800






Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.3709%













10f-3 Exhibit

Issuer Name + CUSIP #
DTE Electric Company 4.00% 4/1/43
(23338vaa4)
Trade Date
3/19/2013
List of Underwriters
Barclays Capital
Deutsche Bank Securities
JP Morgan Securities
RBS Securities
BNY Mellon Capital Markets LLC
Mitsubishi UFJ Securities
Huntington Investment Company
SunTrust Robinson Humphrey
US Bancorp
The Williams Capital Group
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Barclays
Sector or Industry:
Utilities
Date of First Offering:
3/19/2013
Ratings:
Moody's A1, S&P A, Fitch A
Maturity Date:
4.1.2043
Coupon:
4.0%
Unit Price:
$99.549
Underwriting Spread per Unit:
..875%
Gross Spread as a % of Price:
..878%
Yield:
3.87%
Yield to Maturity:
3.81%
Principal Amount of Offering:
375,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
..53%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JP Morgan Strategic Opportunities Portfolio
0.1539%
$577,384
AST JP Morgan Global Thematic Portfolio
0.0663%
$248,873



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.2202%









10f-3 Exhibit

Issuer Name + CUSIP #
Sinclair Television 5.375% 4/1/21 144A
(829259AK6)
Trade Date
3/18/2013
List of Underwriters
Deutsche Bank Securities Inc
JP Morgan Securities
RBC Capital Markets
SunTrust Robinson Humphrey
Wells Fargo & Co
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Deutsche Bank
Sector or Industry:
Media Non Cable
Date of First Offering:
3/18/2013
Ratings:
Moody's B1, S&P B
Maturity Date:
4.1.2021
Coupon:
5.375%
Unit Price:
$100
Underwriting Spread per Unit:
1.50%
Gross Spread as a % of Price:
1.50%
Yield:
5.375%
Yield to Maturity:
5.374%
Principal Amount of Offering:
600,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
6.58%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JP Morgan Global Thematic Portfolio
0.0063%
$38,000
AST High Yield Portfolio (JP Morgan sleeve)
0.0533%
$320,000



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0596%














10f-3 Exhibit

Issuer Name + CUSIP #
Centurylink Inc 5.625% 4/1/20
(156700AW6)
Trade Date
3/18/2013
List of Underwriters
JP Morgan Securities
Barclays Capital Inc
Citigroup Global Markets
SunTrust Robinson Humphrey
Mitsubishi UFJ Securities
Mizuho Securities
US Bancorp Investments Inc
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Barclays
Sector or Industry:
Wireline Telecom
Date of First Offering:
3/18/2013
Ratings:
Moody's Ba2, S&P BB, Fitch BB+
Maturity Date:
4.1.2020
Coupon:
5.625%
Unit Price:
$100.0
Underwriting Spread per Unit:
1.125%
Gross Spread as a % of Price:
1.125%
Yield:
5.21%
Yield to Maturity:
4.30%
Principal Amount of Offering:
1,000,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
2.33%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JP Morgan Global Thematic Portfolio
0.0013%
$13,000
AST High Yield Portfolio (JP Morgan sleeve)
0.0098%
$98,000



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0111%












10f-3 Exhibit

Issuer Name + CUSIP #
GoldCorp Inc 2.125% 3/15/18
(380956AC6)
Trade Date
3/13/2013
List of Underwriters
HSBC Securities (USA) Inc
Merrill Lynch, Pierce, Fenner & Smith
Inc
Morgan Stanley & Co Inc
Citigroup Global Markets Inc
J.P. Morgan Securities LLC
BMO Capital Markets Corp
CIBC World Markets Corp
RBC Capital Markets LLC
Scotia Capital (USA) Inc
TD Securities (USA) LLC
Goldman, Sachs & Co
Mitsubishi UFJ Securities (USA) Inc
RBS Securities Inc
SMBC Nikko Capital Markets Limited
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
HSBC Securities
Sector or Industry:
Metals & Mining
Date of First Offering:
3/13/2013
Ratings:
Moody's Baa2, S&P BBB+, Fitch BBB
Maturity Date:
3.15.2018
Coupon:
2.125%
Unit Price:
$99.526
Underwriting Spread per Unit:
..60%
Gross Spread as a % of Price:
..60%
Yield:
2.13%
Yield to Maturity:
2.15%
Principal Amount of Offering:
500,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
2.46%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JP Morgan Strategic Opportunities Portfolio
0.1821%
$910,663
AST JP Morgan Global Thematic Portfolio
0.0726%
$363,270



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.2547%






10f-3 Exhibit

Issuer Name + CUSIP #
Glaxosmithkline Cap 4.20% (377372AJ6)
Trade Date
3/13/2013
List of Underwriters
JP Morgan Securities LLC
Deutsche Bank Securities Inc
Goldman Sachs & Co
UBS Securities LLC
Barclays Capital Inc
Citigroup Global Markets Inc
Credit Suisse Securities (USA) LLC
HSBC Securities (USA) Inc
Mizuho Securities USA Inc
Morgan Stanley & Co LLC
RBS Securities Inc
Standard Chartered Bank
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Goldman Sachs
Sector or Industry:
Pharmaceuticals
Date of First Offering:
3/13/2013
Ratings:
Moody's A1, S&P A+
Maturity Date:
3.18.2043
Coupon:
4.20%
Unit Price:
$98.672
Underwriting Spread per Unit:
..875%
Gross Spread as a % of Price:
..886%
Yield:
3.97%
Yield to Maturity:
3.87%
Principal Amount of Offering:
500,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
2.44%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JP Morgan Strategic Opportunities Portfolio
0.0799%
$399,622
AST JP Morgan Global Thematic Portfolio
0.0276%
$138,141



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.1075%







10f-3 Exhibit

Issuer Name + CUSIP #
Ace INA Holdings 2.70% 3/13/23
(00440EAP)
Trade Date
3/13/2013
List of Underwriters
Citigroup Global Markets Inc
Wells Fargo Securities, LLC
Mitsubishi UFJ Securities
Deutsche Bank Securities
Goldman, Sachs & Co
ING Financial Markets LLC
JP Morgan Securities LLC
Lloyds Securities Inc
RBS Securities Inc
ANZ Securities Inc
Barclays Capital
HSBC Securities (USA) Inc
Merrill Lynch, Pierce, Fenner & Smith
Inc
BNY Mellon Capital Markets, LLC
Morgan Stanley & Co LLC
RBC Capital Markets, LLC
Standard Chartered Bank
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Wells Fargo
Sector or Industry:
Property & Casualty
Date of First Offering:
3/13/2013
Ratings:
Moody's A3, S&P A, Fitch A
Maturity Date:
03/13/23
Coupon:
2.70%
Unit Price:
$99.661
Underwriting Spread per Unit:
..65%
Gross Spread as a % of Price:
..65%
Yield:
2.68%
Yield to Maturity:
2.63%
Principal Amount of Offering:
475,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
..57%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JP Morgan Global Thematic Portfolio
0.0356%
$169,424






Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0356%




10f-3 Exhibit

Issuer Name + CUSIP #
Steel Dynamics 144A 5.25% 4/15/23
(858119AY6)
Trade Date
3/12/2013
List of Underwriters
Deutsche Bank Securities Inc
Goldman Sachs & Co
JP Morgan Securities
Merrill Lynch, Pierce, Fenner & Smith
Morgan Stanley
PNC Capital Markets
RBS Securities Inc
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Metals & Mining
Date of First Offering:
3/12/2013
Ratings:
Moody's Ba2, S&P BB+
Maturity Date:
4.15.2023
Coupon:
5.25%
Unit Price:
$100
Underwriting Spread per Unit:
1.38%
Gross Spread as a % of Price:
1.38%
Yield:
5.12%
Yield to Maturity:
4.93%
Principal Amount of Offering:
400,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
4.64%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JP Morgan Strategic Opportunities Portfolio
0.0150%
$60,000
AST JP Morgan Global Thematic Portfolio
0.0137%
$55,000
AST High Yield Portfolio (JP Morgan sleeve)
0.1162%
$465,000
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.1449%











10f-3 Exhibit

Issuer Name + CUSIP #
Georgia Power Company 4.30%
(373334KA8)
Trade Date
3/12/2013
List of Underwriters
Barclays Capital Inc
Citigroup Global Markets Inc
JP Morgan Securities LLC
Merrill Lynch, Pierce, Fenner & Smith
Inc
UBS Securities LLC
BB&T Capital Markets, a division of
BB&T Securities, LLC
Commerz Markets LLC
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Utilities
Date of First Offering:
3/12/2013
Ratings:
Moody's A3, S&P A, Fitch A+
Maturity Date:
3.15.2043
Coupon:
4.30%
Unit Price:
$99.349
Underwriting Spread per Unit:
..875%
Gross Spread as a % of Price:
..880%
Yield:
4.08%
Yield to Maturity:
3.99%
Principal Amount of Offering:
397,396,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
1.46%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JP Morgan Strategic Opportunities Portfolio
0.2224%
$884,206
AST JP Morgan Global Thematic Portfolio
0.0787%
$312,949



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.3011%












10f-3 Exhibit

Issuer Name + CUSIP #
Geo Group Inc 5.125% 4/1/23 144A
(36159RAF0)
Trade Date
3/12/2013
List of Underwriters
BofA Merrill Lynch
Barclays Capital
JP Morgan Securities
SunTrust Robinson Humphrey
Wells Fargo & Co
BNP Paribas
Fifth Third Bank
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Real Estate
Date of First Offering:
3/12/2013
Ratings:
Moody's B1, S&P B+
Maturity Date:
4.1.2023
Coupon:
5.125%
Unit Price:
$100.0
Underwriting Spread per Unit:
1.75%
Gross Spread as a % of Price:
1.75%
Yield:
5.06%
Yield to Maturity:
4.96%
Principal Amount of Offering:
300,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
4.74%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JP Morgan Strategic Opportunities Portfolio
0.0163%
$49,000
AST JP Morgan Global Thematic Portfolio
0.0150%
$45,000
AST High Yield Portfolio (JP Morgan sleeve)
0.1186%
$356,000
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.1499%












10f-3 Exhibit

Issuer Name + CUSIP #
Discovery Communications 4.875% 4/1/43
(25470daj8)
Trade Date
3/12/2013
List of Underwriters
JP Morgan Securities LLC
Merrill Lynch, Pierce, Fenner & Smith
Inc
Credit Suisse Securities (USA) LLC
Citigroup Global Markets Inc
RBS Securities Inc
BNP Paribas Securities Corp
Morgan Stanley & Co LLC
RBC Capital Markets LLC
Scotia Capital (USA) Inc
Credit Agricole Securities (USA) Inc
Goldman Sachs & Co
SunTrust Robinson Humphrey, Inc
Wells Fargo Securities, LLC
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Media  Non Cable
Date of First Offering:
3/12/2013
Ratings:
Moody's Baa2, S&P BBB, Fitch BBB
Maturity Date:
4.1.2043
Coupon:
4.875%
Unit Price:
$99.888
Underwriting Spread per Unit:
..875%
Gross Spread as a % of Price:
..875%
Yield:
4.52%
Yield to Maturity:
4.41%
Principal Amount of Offering:
850,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
1.31%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JP Morgan Strategic Opportunities Portfolio
0.0323%
$274,692
AST JP Morgan Global Thematic Portfolio
0.0152%
$129,854



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0475%






10f-3 Exhibit

Issuer Name + CUSIP #
Discovery Communications 3.25% 4/1/23
(25470dah2)
Trade Date
3/12/2013
List of Underwriters
JP Morgan Securities LLC
Merrill Lynch, Pierce, Fenner & Smith
Inc
Credit Suisse Securities (USA) LLC
Citigroup Global Markets Inc
RBS Securities Inc
BNP Paribas Securities Corp
Morgan Stanley & Co LLC
RBC Capital Markets LLC
Scotia Capital (USA) Inc
Credit Agricole Securities (USA) Inc
Goldman Sachs & Co
SunTrust Robinson Humphrey, Inc
Wells Fargo Securities, LLC
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Media  Non Cable
Date of First Offering:
3/12/2013
Ratings:
Moody's Baa2, S&P BBB, Fitch BBB
Maturity Date:
4.1.2023
Coupon:
3.25%
Unit Price:
$99.838
Underwriting Spread per Unit:
..65%
Gross Spread as a % of Price:
..65%
Yield:
3.14%
Yield to Maturity:
2.85%
Principal Amount of Offering:
350,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
..47%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JP Morgan Strategic Opportunities Portfolio
0.955%
$334,457
AST JP Morgan Global Thematic Portfolio
0.0385%
$134,781



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.1340%






10f-3 Exhibit

Issuer Name + CUSIP #
Viacom 3.250% 3/15/23 (92553PAR)
Trade Date
3/11/2013
List of Underwriters
BNP Paribas Securities Corp
Goldman Sachs & Co
JP Morgan Securities LLC
RBC Capital Markets, LLC
Lloyds Securities Inc
US Bancorp Investments, Inc
BNY Mellon Capital Markets LLC
The Williams Capital Group, L.P.
Santander Investment Securities Inc
Banca IMI S.p.A
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Goldman Sachs
Sector or Industry:
Media Non-Cable
Date of First Offering:
3/11/2013
Ratings:
Moody's Baa1, S&P BBB+, Fitch BBB+
Maturity Date:
3.15.2023
Coupon:
3.250%
Unit Price:
$99.148
Underwriting Spread per Unit:
..45%
Gross Spread as a % of Price:
..45%
Yield:
3.18%
Yield to Maturity:
2.99%
Principal Amount of Offering:
300,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
..58%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JP Morgan Global Thematic Portfolio
0.0317%
$95,182



Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0317%









10f-3 Exhibit

Issuer Name + CUSIP #
Nissan Motor 144A 1.80% 3/15/18
(654740ad1)
Trade Date
3/11/2013
List of Underwriters
Bank of America Merrill Lynch
Barclays Capital
Citigroup Global Markets Inc
JP Morgan
Goldman Sachs & Co
HSBC Securities
Mizuho Securities USA Inc
RBS Securities Corp
Societe Generale Securities Corp
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Citigroup
Sector or Industry:
Automotive
Date of First Offering:
3/11/2013
Ratings:
Moody's A3, S&P BBB+
Maturity Date:
3.15.2018
Coupon:
1.80%
Unit Price:
$99.770
Underwriting Spread per Unit:
..35%
Gross Spread as a % of Price:
..35%
Yield:
1.78%
Yield to Maturity:
1.56%
Principal Amount of Offering:
400,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
3.93%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JP Morgan Strategic Opportunities Portfolio
0.0907%
$363,188
AST JP Morgan Global Thematic Portfolio
0.0666%
$266,405



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.1573%










10f-3 Exhibit

Issuer Name + CUSIP #
Enterprise Products 4.85% 3/15/44
(29379VBA0)
Trade Date
3/11/2013
List of Underwriters
JP Morgan Securities
DNB Markets Inc
Morgan Stanley & Co LLC
RBS Securities Inc
Scotia Capital (USA) Inc
Wells Fargo Securities,
LLC
Mitsubishi UFJ Securities
(USA) Inc
Mizuho Securities USA Inc
SunTrust Robinson Humphrey
Inc
Barclays Capital Inc
Credit Suisse Securities
(USA) LLC
Deutsche Bank Securities Inc
Merrill Lynch, Pierce,
Fenner & Smith Inc
RBC Capital Markets LLC
SMBC Nikko Capital Markets
Limited
UBS Securities LLC
US Bancorp Investments Inc
ING Financial Markets LLC
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government
offering, Foreign Offering, or Eligible 144A
offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Wells Fargo
Sector or Industry:
Pipeline
Date of First Offering:
3/11/2013
Ratings:
Moody's Baa1, S&P BBB+, Fitch BBB
Maturity Date:
3.15.2044
Coupon:
4.85%
Unit Price:
$99.619
Underwriting Spread per Unit:
..875%
Gross Spread as a % of Price:
..878%
Yield:
4.51%
Yield to Maturity:
4.41%
Principal Amount of Offering:
1,000,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
..20%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JP Morgan Strategic Opportunities Portfolio
0.0139%
$139,467
AST JP Morgan Global Thematic Portfolio
0.0104%
$104,600



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0243%











10f-3 Exhibit

Issuer Name + CUSIP #
Metropcs Wireless 6.25% 4/1/21 144A
(591709AM2)
Trade Date
3/08/2013
List of Underwriters
Credit Suisse
JP Morgan Securities
Deutsche Bank Securities
Morgan Stanley

Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Deutsche Bank
Sector or Industry:
Wireless Telecom
Date of First Offering:
3/08/2013
Ratings:
Moody's B1, S&P BB
Maturity Date:
4.1.2021
Coupon:
6.25%
Unit Price:
$100.0
Underwriting Spread per Unit:
..70%
Gross Spread as a % of Price:
..70%
Yield:
5.92%
Yield to Maturity:
5.39%
Principal Amount of Offering:
1,750,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
4.12%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JP Morgan Strategic Opportunities Portfolio
0.0076%
$134,000
AST JP Morgan Global Thematic Portfolio
0.0086%
$152,000
AST High Yield Portfolio (JP Morgan sleeve)
0.0729%
$1,276,000
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0891%














10f-3 Exhibit

Issuer Name + CUSIP #
Sealed Air Corp 5.25% 4/1/23 144A
(81211KAU4)
Trade Date
3/7/2013
List of Underwriters
Bank of America Merrill Lynch
BNP Paribas
Citigroup Global Markets Inc
JP Morgan Securities
Rabo Securities USA Inc
HSBC Securities
Mizuho Securities USA Inc
Scotia Capital Inc
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Containers & Packaging
Date of First Offering:
3/7/2013
Ratings:
Moody's B1, S&P BB-
Maturity Date:
4.1.2023
Coupon:
5.25%
Unit Price:
$100
Underwriting Spread per Unit:
1.50%
Gross Spread as a % of Price:
1.50%
Yield:
5.20%
Yield to Maturity:
5.12%
Principal Amount of Offering:
425,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
2.13%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JP Morgan Global Thematic Portfolio
0.0087%
$37,000
AST High Yield Portfolio (JP Morgan sleeve)
0.0470%
$200,000



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0557%











10f-3 Exhibit

Issuer Name + CUSIP #
International Lease Finance 4.625%
4/15/21 (459745GQ2)
Trade Date
3/06/2013
List of Underwriters
Barclays Capital
JP Morgan Securities LLC
Morgan Stanley & Co, LLC
RBC Capital Markets, LLC
Citigroup Global Markets Inc
Credit Suisse Securities (USA) LLC
Deutsche Bank Securities
Goldman Sachs & Co
Merrill Lynch, Pierce, Fenner & Smith
Inc
UBS Securities LLC
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Barclays
Sector or Industry:
Commercial Finance
Date of First Offering:
3/06/2013
Ratings:
Moody's Ba3, S&P BBB-, Fitch BB
Maturity Date:
4.15.2021
Coupon:
4.625%
Unit Price:
$99.994
Underwriting Spread per Unit:
1.00%
Gross Spread as a % of Price:
1.00%
Yield:
4.61%
Yield to Maturity:
4.57%
Principal Amount of Offering:
500,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
2.88%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST High Yield Portfolio ( JP Morgan sleeve)
0.0377%
$188,989






Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0377%










10f-3 Exhibit

Issuer Name + CUSIP #
American Tower 1.551% 3/15/18 144A
(03027wah5)
Trade Date
3/06/2013
List of Underwriters
BofA Merrill Lynch
Barclays Capital
Credit Suisse
Morgan Stanley
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Morgan Stanley
Sector or Industry:
Real Estate
Date of First Offering:
3/06/2013
Ratings:
Moody's Aaa, Fitch AAA
Maturity Date:
3.15.2018
Coupon:
1.551%
Unit Price:
$100
Underwriting Spread per Unit:
..60%
Gross Spread as a % of Price:
..60%
Yield:
1.54%
Yield to Maturity:
1.38%
Principal Amount of Offering:
500,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
1.26%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JP Morgan Strategic Opportunities Portfolio
0.0176%
$88,000
AST JP Morgan Global Thematic Portfolio
0.0150%
$75,000



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0326%














10f-3 Exhibit

Issuer Name + CUSIP #
Markel Corporation 3.625% 3/30/23
(570535am6)
Trade Date
3/05/2013
List of Underwriters
Citigroup Global Markets Inc
Wells Fargo Securities, LLC
Barclays Capital Inc
Deutsche Bank Securities Inc
JP Morgan Securities LLC
SunTrust Robinson Humphrey
BB&T Capital Markets
BNY Mellon Capital Markets, LLC
ING Loop Capital Markets LLC
Loop Capital Markets LLC
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Wells Fargo
Sector or Industry:
Property & Casualty
Date of First Offering:
3/05/2013
Ratings:
Moody's Baa2, S&P BBB, Fitch BBB
Maturity Date:
3.30.2023
Coupon:
3.625%
Unit Price:
$99.839
Underwriting Spread per Unit:
..65%
Gross Spread as a % of Price:
..65%
Yield:
3.55%
Yield to Maturity:
3.36%
Principal Amount of Offering:
250,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
..52%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JP Morgan Strategic Opportunities Portfolio
0.3234%
$808,696
AST JP Morgan Global Thematic Portfolio
0.1277%
$319,485



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.4511%









10f-3 Exhibit

Issuer Name + CUSIP #
Burlington Northern Santa Fe 4.45%
3/15/43 (12189lan1)
Trade Date
3/05/2013
List of Underwriters
JP Morgan Securities
Morgan Stanley & Co Inc
Wells Fargo Securities LLC
BMO Capital Markets Corp
The Williams Capital Group, L.P.
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Wells Fargo
Sector or Industry:
Railroad
Date of First Offering:
3/05/2013
Ratings:
Moody's A3, S&P BBB+
Maturity Date:
3.15.2043
Coupon:
4.45%
Unit Price:
$99.983
Underwriting Spread per Unit:
..875%
Gross Spread as a % of Price:
..875%
Yield:
4.25%
Yield to Maturity:
4.17%
Principal Amount of Offering:
800,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
..58%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JP Morgan Strategic Opportunities Portfolio
0.0174%
$139,976
AST JP Morgan Global Thematic Portfolio
0.0168%
$134,977



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0342%














10f-3 Exhibit

Issuer Name + CUSIP #
American Airlines 4.00% 7/15/25 144A
(023772AA4)
Trade Date
3/05/2013
List of Underwriters
Citigroup Global Markets
Deutsche Bank Securities
Goldman Sachs & Co
JP Morgan Securities
Morgan Stanley
Natixis/ New York NY
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Deutsche Bank
Sector or Industry:
Airline
Date of First Offering:
3/05/2013
Ratings:
S&P BBB-, Fitch  BBB+
Maturity Date:
7.15.2025
Coupon:
4.00%
Unit Price:
$100.0
Underwriting Spread per Unit:
1.0%
Gross Spread as a % of Price:
1.0%
Yield:
4.00%
Yield to Maturity:
4.00%
Principal Amount of Offering:
506,746,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
..47%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JP Morgan Strategic Opportunities Portfolio
0.0661%
$335,000
AST JP Morgan Global Thematic Portfolio
0.0394%
$200,000



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.1055%














10f-3 Exhibit

Issuer Name + CUSIP #
Southern Cal Edison 3.90% 3/15/43
(842400fw8)
Trade Date
3/04/2013
List of Underwriters
JP Morgan Securities LLC
RBS Securities Inc
SunTrust Robinson Humphrey, Inc
US Bancorp Investments Inc
De La Rosa & Co
Muriel Siebert & Co, Inc
PNC Capital Markets LLC
Blaylock Robert Van, LLC
Great Pacific Securities
Mischler Financial Group, Inc
SL Hare Capital, Inc
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
US Bancorp
Sector or Industry:
Utilities
Date of First Offering:
3/04/2013
Ratings:
Moody's A1, S&P A, Fitch A+
Maturity Date:
3.15.2043
Coupon:
3.90%
Unit Price:
$99.403
Underwriting Spread per Unit:
0.875%
Gross Spread as a % of Price:
0.880%
Yield:
3.76%
Yield to Maturity:
3.70%
Principal Amount of Offering:
397,612,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
1.30%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST Small Cap Value Portfolio (JP Morgan sleeve)
0.1475%
$586,478






Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.2063%







10f-3 Exhibit

Issuer Name + CUSIP #
Range Resources 5.00% 3/15/23 144A
(75281AAP4)
Trade Date
3/4/2013
List of Underwriters
Barclays Capital
Credit Suisse Securities USA LLC
Deutsche Bank Securities Inc
JP Morgan Securities
Merrill Lynch Pierce Fenner & Smith
Wells Fargo Securities LLC
BB&T Capital Markets
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Barclays
Sector or Industry:
Exploration & Production
Date of First Offering:
3/4/2013
Ratings:
Moody's Ba3, S&P BB
Maturity Date:
3.15.2023
Coupon:
5.00%
Unit Price:
$100
Underwriting Spread per Unit:
1.50%
Gross Spread as a % of Price:
1.50%
Yield:
4.77%
Yield to Maturity:
4.38%
Principal Amount of Offering:
750,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
1.94%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JP Morgan Global Thematic Portfolio
0.0069%
$52,000






Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0069%












10f-3 Exhibit

Issuer Name + CUSIP #
CorpBanca (CORBAN 3.125% 1/15/2018) +
21987AAB
Trade Date
1/10/13
List of Underwriters
Citigroup Global Markets
JPMorgan Securities
CorpBanca Corredores de Bolsa S.A.
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government
offering, Foreign Offering, or Eligible 144A
offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Citigroup Global Markets
Sector or Industry:
Banking
Date of First Offering:
1/10/13
Ratings:
Moody's Baa1, S&P BBB+, Composite BBB+
Maturity Date:
1/15/2018
Coupon:
3.125%
Unit Price:
$99.473
Underwriting Spread per Unit:
0.40
Gross Spread as a % of Price:
0.40%
Yield:
3.168
Yield to Maturity:
3.432
Principal Amount of Offering:
$795,784,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
3.10%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME





AST JPMorgan Global Thematic Portfolio
0.0250%
$198,946



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0250%

















10f-3 Exhibit

Issuer Name + CUSIP #
HD Supply Inc. (HDSUPP 10.50% 1/15/2021
144A) + 40415RAL
Trade Date
1/9/13
List of Underwriters
BofA Merrill Lynch
Barclays Capital
Credit Suisse
Deutsche Bank Securities Inc
Goldman Sachs & Co
JP Morgan
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government
offering, Foreign Offering, or Eligible 144A
offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
MACHINERY
Date of First Offering:
1/9/13
Ratings:
Moody's Caa2, S&P CCC+, Composite CCC
Maturity Date:
1/15/2021
Coupon:
10.50%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.50
Gross Spread as a % of Price:
1.50%
Yield:
10.024
Yield to Maturity:
9.421
Principal Amount of Offering:
$950,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
1.64%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0071%
$68,000
AST JPMorgan Global Thematic Portfolio
0.0053%
$51,000
AST High Yield (JP Morgan sleeve)
0.0465%
$442,000
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0589%













10f-3 Exhibit
Issuer Name + CUSIP #
Speedway Motorsports Inc. (TRK 6.75%
2/1/2019 144A) + 847788AR
Trade Date
1/8/2013
List of Underwriters
BofA Merrill Lynch
JP Morgan Securities
SunTrust Robinson Humphrey
Wells Fargo Securities LLC
US Bancorp Investments Inc
PNC Capital Markets
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
CASINOS & GAMING
Date of First Offering:
1/8/2013
Ratings:
Moody's Ba2, S&P BB-, Composite BB-
Maturity Date:
2/1/2019
Coupon:
6.75%
Unit Price:
$105.00
Underwriting Spread per Unit:
1.59
Gross Spread as a % of Price:
1.51%
Yield:
6.25
Yield to Maturity:
3.971
Principal Amount of Offering:
$100,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
4.26%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.1470%
$147,000
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.1470%
















10f-3 Exhibit

Issuer Name + CUSIP #
MarkWest Energy Partners, L.P. and
MarkWest Energy Finance Corporation
(MWE 4.50% 7/15/2023) + 570506AR
Trade Date
1/7/13
List of Underwriters
Barclays Capital
BofA Merrill Lynch
Citigroup Global Markets
Goldman, Sachs & Co
J.P. Morgan Securities
Morgan Stanley
Natixis Securities Americas
RBC Capital Markets
SunTrust Robinson Humphrey
UBS Securities
US Bancorp Investments
Wells Fargo Securities
Capital One Southcoast
Comerica Securities

Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Barclays Capital Inc.
Sector or Industry:
Pipeline
Date of First Offering:
1/7/13
Ratings:
Moody's Ba3, S&P BB, Fitch BB,
Composite BB-
Maturity Date:
7/15/2023
Coupon:
4.50%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.25
Gross Spread as a % of Price:
1.25%
Yield:
4.592
Yield to Maturity:
4.747
Principal Amount of Offering:
$1,000,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
1.39%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0155%
$155,000
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0155%










10f-3 Exhibit

Issuer Name + CUSIP #
Kodiak Oil & Gas Corporation (KOG 5.50%
1/15/2021 144A) + 50015QAD
Trade Date
1/10/2013
List of Underwriters
KeyBanc Capital Markets
RBC Capital Markets LLC
Scotia Capital USA Inc
Wells Fargo Securities LLC
Barclays Capital
Comerica Securities
Deutsche Bank Securities Inc
JP Morgan
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Wells Fargo Advisors
Sector or Industry:
Exploration & Production
Date of First Offering:
1/10/2013
Ratings:
Moody's B3, S&P B-, Composite B-
Maturity Date:
1/15/2021
Coupon:
5.50%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.75
Gross Spread as a % of Price:
1.75%
Yield:
5.238
Yield to Maturity:
4.508
Principal Amount of Offering:
$350,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
5.80%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0128%
$45,000
AST High Yield (JP Morgan sleeve)
0.1071%
$375,000
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.1199%












10f-3 Exhibit

Issuer Name + CUSIP #
Daimler Finance North America LLC (DAIGR
1.875% 1/11/18 144A) + 233851AU
Trade Date
1/7/13
List of Underwriters
Citigroup Global Markets Inc
JP Morgan Securities
Mizuho Securities USA Inc
RBS Securities Corp

Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets
Sector or Industry:
Automotive
Date of First Offering:
1/7/13
Ratings:
Moody's A3, S&P A-, Composite A-
Maturity Date:
1/11/18
Coupon:
1.875%
Unit Price:
$99.583
Underwriting Spread per Unit:
0.30
Gross Spread as a % of Price:
0.30%
Yield:
1.856
Yield to Maturity:
1.645
Principal Amount of Offering:
$1,000,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
2.59%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0562%
$562,644



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0562%















10f-3 Exhibit
Issuer Name + CUSIP #
Anheuser-Busch Inbev Finance Inc.
(ABIBB 4.00% 1/17/2043)+ 035242AB
Trade Date
1/14/13
List of Underwriters
BofA Merrill Lynch
Barclays Capital
Deutsche Bank Securities
J.P. Morgan
RBS Securities
BNP PARIBAS ING
Mitsubishi UFJ Securities
Mizuho Securities
Societe Generale
Rabo Securities
SMBC Nikko
ANZ Securities
Commerzbank
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Food & Beverage
Date of First Offering:
1/14/13
Ratings:
Moody's A3, S&P A, Fitch A, Composite
A-
Maturity Date:
1/17/43
Coupon:
4.00%
Unit Price:
$99.515
Underwriting Spread per Unit:
0.88
Gross Spread as a % of Price:
1.00%
Yield:
4.093
Yield to Maturity:
4.133
Principal Amount of Offering:
$750,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
1.60%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0902%
$676,702
AST JPMorgan Global Thematic Portfolio
0.0072%
$54,733
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0974%









10f-3 Exhibit
Issuer Name + CUSIP #
Anheuser-Busch Inbev Finance Inc.
(ABIBB 1.25% 1/17/2018)+ 035242AC
Trade Date
1/14/13
List of Underwriters
BofA Merrill Lynch
Barclays
Deutsche Bank Securities
J.P. Morgan
RBS
BNP PARIBAS
ING
Mitsubishi UFJ Securities
Mizuho Securities
Societe Generale
Rabo Securities
SMBC Nikko
ANZ Securities
Commerzbank
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Barclays Capital Inc.
Sector or Industry:
Food & Beverage
Date of First Offering:
1/14/13
Ratings:
Moody's A3, S&P A, Fitch A, Composite
A-
Maturity Date:
1/17/18
Coupon:
1.25%
Unit Price:
$99.427
Underwriting Spread per Unit:
0.35
Gross Spread as a % of Price:
0.35%
Yield:
1.254
Yield to Maturity:
1.318
Principal Amount of Offering:
$1,000,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
0.29%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0178%
$178,969
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0178%









10f-3 Exhibit

Issuer Name + CUSIP #
American Tower Corporation (AMT 3.50%
1/31/2023) + 03027XAB
Trade Date
01/03/13
List of Underwriters
Barclays Capital
J.P. Morgan Securities
RBC Capital Markets
RBS Securities
Santander Investment Securities
BNP Paribas
Citigroup Global Markets
Credit Suisse Securities
EA Markets Securities
BofA Merrill Lynch
Mizuho Securities
Morgan Stanley
TD Securities

Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
RBS Securities Inc.
Sector or Industry:
Real Estate
Date of First Offering:
01/03/13
Ratings:
Moody's Baa3, S&P BB+, Fitch BBB-,
Composite BB+
Maturity Date:
1/31/2023
Coupon:
3.50%
Unit Price:
$99.185
Underwriting Spread per Unit:
0.65
Gross Spread as a % of Price:
0.65%
Yield:
3.552
Yield to Maturity:
3.696
Principal Amount of Offering:
$991,850,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
0.46%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0575%
$570,314
AST JPMorgan Global Thematic Portfolio
0.0215%
$213,248
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0790%










10f-3 Exhibit

Issuer Name + CUSIP #
Trans-Canada PipeLines Limited (TRPCN
0.75% 1/15/2016) + 89352HAH
Trade Date
1/10/13
List of Underwriters
Citigroup
HSBC
Deutsche Bank Securities
J.P. Morgan
Mitsubishi UFJ Securities
BofA Merrill Lynch
Mizuho Securities
UBS Investment Bank
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
HSBC Securities
Sector or Industry:
Pipeline
Date of First Offering:
1/10/13
Ratings:
Moody's A3, S&P A-, DBRS A, Composite
A-
Maturity Date:
1/15/2016
Coupon:
0.75%
Unit Price:
$99.823
Underwriting Spread per Unit:
0.45
Gross Spread as a % of Price:
0.45%
Yield:
0.751
Yield to Maturity:
0.805
Principal Amount of Offering:
$748,672,500
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
1.13%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0200%
$149,735
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0200%














10f-3 Exhibit

Issuer Name + CUSIP #
Conagra Foods Inc (CAG 4.65% 1/25/43)
+ 205887BS
Trade Date
1/15/13
List of Underwriters
BofA Merrill Lynch
J.P. Morgan
Mitsubishi UFJ Securities
Wells Fargo Securities
RBS Securities
Mizuho Securities
BNP Paribas
US Bancorp
Scotia Capital
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Food & Beverage
Date of First Offering:
1/15/13
Ratings:
Moody's Baa2, S&P BBB-, Fitch BBB-,
Composite BBB-
Maturity Date:
1/25/43
Coupon:
4.65%
Unit Price:
$99.855
Underwriting Spread per Unit:
0.88
Gross Spread as a % of Price:
0.88%
Yield:
4.667
Yield to Maturity:
4.672
Principal Amount of Offering:
$1,000,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
0.86%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.03894%
$389,435
AST JPMorgan Global Thematic Portfolio
0.0144%
$144,790



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.4038%











10f-3 Exhibit

Issuer Name + CUSIP #
Conagra Foods Inc (CAG 3.20% 1/25/23)
+ 205887BR
Trade Date
1/15/13
List of Underwriters
BofA Merrill Lynch
J.P. Morgan
Mitsubishi UFJ Securities
Wells Fargo Securities
RBS Securities
Mizuho Securities
BNP Paribas
US Bancorp
Scotia Capital
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Food & Beverage
Date of First Offering:
1/15/13
Ratings:
Moody's Baa2, S&P BBB-, Fitch BBB-,
Composite BBB-
Maturity Date:
1/25/23
Coupon:
3.20%
Unit Price:
$99.754
Underwriting Spread per Unit:
0.65
Gross Spread as a % of Price:
0.65%
Yield:
3.209
Yield to Maturity:
3.232
Principal Amount of Offering:
$1,225,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
0.14%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0419%
$513,733
AST JPMorgan Global Thematic Portfolio
0.0158%
$194,520



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0577%











10f-3 Exhibit

Issuer Name + CUSIP #
Conagra Foods Inc (CAG 1.30% 1/25/16)
+ 205887BP
Trade Date
1/15/13
List of Underwriters
BofA Merrill Lynch
J.P. Morgan
Mitsubishi UFJ Securities
Wells Fargo Securities
RBS Securities
Mizuho Securities
BNP Paribas
US Bancorp
Scotia Capital
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Food & Beverage
Date of First Offering:
1/15/13
Ratings:
Moody's Baa2, S&P BBB-, Fitch BBB-,
Composite BBB-
Maturity Date:
1/25/16
Coupon:
1.30%
Unit Price:
$99.956
Underwriting Spread per Unit:
0.40
Gross Spread as a % of Price:
0.40%
Yield:
1.29
Yield to Maturity:
1.033
Principal Amount of Offering:
$750,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
1.82%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0039%
$29,987
AST JPMorgan Global Thematic Portfolio
0.0067%
$50,978



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0106%










10f-3 Exhibit

Issuer Name + CUSIP #
Penske Truck Leasing Co., LP (PENSKE 4.25 %
1/17/23 144A) + 709599AN
Trade Date
1/14/13
List of Underwriters
BofA Merrill Lynch
JP Morgan
Wells Fargo & Co
Bank of Tokyo-Mitsubishi UFJ Ltd
Comerica Bank
Deutsche Bank Securities Inc
Fifth Third Securities Inc
Huntington Capital Corp
Mizuho Securities USA Inc.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Transportation & Logistics
Date of First Offering:
1/14/13
Ratings:
Moody's Baa3, S&P BBB-, Fitch BBB+, Composite
BBB-
Maturity Date:
1/17/23
Coupon:
4.25
Unit Price:
$99.140
Underwriting Spread per Unit:
0.55
Gross Spread as a % of Price:
0.55%
Yield:
4.162
Yield to Maturity:
3.987
Principal Amount of Offering:
$500,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
0.60%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.1298%
$649,367
AST JPMorgan Global Thematic Portfolio
0.0485%
$242,893
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.1783%













10f-3 Exhibit

Issuer Name + CUSIP #
Penske Truck Leasing Co., LP (PENSKE 2.875 %
7/17/18 144A) + 709599AL
Trade Date
1/14/13
List of Underwriters
BofA Merrill Lynch
JP Morgan
Wells Fargo & Co
Bank of Tokyo-Mitsubishi UFJ Ltd
Comerica Bank
Deutsche Bank Securities Inc
Fifth Third Securities Inc
Huntington Capital Corp
Mizuho Securities USA Inc.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Transportation & Logistics
Date of First Offering:
1/14/13
Ratings:
Moody's Baa3, S&P BBB-, Fitch BBB+, Composite
BBB-
Maturity Date:
7/17/18
Coupon:
2.875
Unit Price:
$99.783
Underwriting Spread per Unit:
0.50
Gross Spread as a % of Price:
0.50%
Yield:
2.802
Yield to Maturity:
2.352
Principal Amount of Offering:
$500,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
1.00%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0079%
$39,913
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0079%











10f-3 Exhibit

Issuer Name + CUSIP #
Directv Holdings LLC & Directv Financing Co.,
Inc (DTV 1.75% 1/15/2018) + 25459HBH
Trade Date
1/15/13
List of Underwriters
Goldman, Sachs & Co
J.P. Morgan
Morgan Stanley
RBC Capital Markets
Credit Agricole CIB
Credit Suisse
Mitsubishi UFJ Securities
Mizuho Securities
Lloyds Securities
RBS Securities
Santander
SMBC Nikko
UBS Investment Bank
US Bancorp
Wells Fargo Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley & Co
Sector or Industry:
Media Non-Cable
Date of First Offering:
1/15/13
Ratings:
Moody's Baa2, S&P BBB, Fitch BBB-, Composite
BBB-
Maturity Date:
1/15/18
Coupon:
1.75
Unit Price:
$99.127
Underwriting Spread per Unit:
0.35
Gross Spread as a % of Price:
0.35%
Yield:
1.769
Yield to Maturity:
1.985
Principal Amount of Offering:
$750,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
0.26%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0186%
$139,769
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0186%








10f-3 Exhibit
Issuer Name + CUSIP #
DigitalGlobe Inc (DGI 5.25% 2/1/21 144A) +
25389MAD
Trade Date
1/25/13
List of Underwriters
Citigroup Global Markets Inc
JP Morgan
Mitsubishi UFJ Securities USA Inc
Morgan Stanley
Barclays Capital
Raymond James & Associates Inc.

Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government
offering, Foreign Offering, or Eligible 144A
offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Morgan Stanley & Co.
Sector or Industry:
Wireless Telecom Services
Date of First Offering:
1/25/13
Ratings:
Moody's B1, S&P BB, Composite BB-
Maturity Date:
2/1/21
Coupon:
5.25%
Unit Price:
$100.00
Underwriting Spread per Unit:
0.63
Gross Spread as a % of Price:
0.63%
Yield:
5.237
Yield to Maturity:
5.198
Principal Amount of Offering:
$600,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
1.54%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST High Yield (JP Morgan sleeve)
0.0528%
$317,000
AST JPMorgan Global Thematic Portfolio
0.0058%
$35,000
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0586%














10f-3 Exhibit
Issuer Name + CUSIP #
Bright Horizons Family Solutions, Inc. (BFAM)
IPO + 10919410
Trade Date
1/24/2013
List of Underwriters
Goldman, Sachs & Co
JP Morgan Securities
Barclays Capital
BofA Merrill Lynch, Pierce, Fenner & Smith
Inc.
Credit Suisse
Robert W. Baird & Co
BMO Capital Markets
Stifel Nicolaus & Co
SMBC Nikko Capital Markets
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman Sachs & Co.
Sector or Industry:
Commercial Services
Date of First Offering:
1/24/2013
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$22.00
Underwriting Spread per Unit:
1.485
Gross Spread as a % of Price:
6.75%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
$222,200,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
0.59%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST Small Cap Value (JP Morgan sleeve)
0.0663%
$147,400
Total Purchased for Prudential Funds which Sub-
Adviser Manages
0.0663%
$147,400
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0841%

















10f-3 Exhibit

Issuer Name + CUSIP #
Gibraltar Industries Inc. (ROCK 6.25%
2/1/21) + 374689AD
 Trade Date
1/18/13
List of Underwriters
JP Morgan
KeyBanc Capital Markets
HSBC Securities
RBS Securities Corp
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
RBS Securities Inc.
Sector or Industry:
Manufactured Goods
Date of First Offering:
1/18/13
Ratings:
Moody's B2, S&P BB-, Composite B+
Maturity Date:
2/01/21
Coupon:
6.25%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.34
Gross Spread as a % of Price:
1.34%
Yield:
5.834
Yield to Maturity:
4.832
Principal Amount of Offering:
$210,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
1.30%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0052%
$11,000
AST JPMorgan Global Thematic Portfolio
0.0038%
$8,000
AST High Yield (JP Morgan sleeve)
0.0333%
$70,000
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0423%















10f-3 Exhibit
Issuer Name + CUSIP #
Norwegian Cruise Line Holdings Ltd (NCLH) IPO
+ G6672110
Trade Date
1/17/2013
List of Underwriters
UBS Investment Bank
Barclays Capital
Citigroup Global Markets
Deutsche Bank Securities
Goldman, Sachs & Co
JP Morgan Securities
DNB Markets
HSBC Securities
SunTrust Robinson Humphrey
Wells Fargo Securities
Lebenthal Capital Markets

Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
UBS
Sector or Industry:
Leisure Time
Date of First Offering:
1/17/2013
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$19.00
Underwriting Spread per Unit:
1.0925
Gross Spread as a % of Price:
5.75%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
$447,058,828.00
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
0.26%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JP Morgan Global Thematic Portfolio
0.1304%
$583,300



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.1304%














10f-3 Exhibit

Issuer Name + CUSIP #
Canadian Imperial Bank (CM 1.55%
1/23/18) + 136069FA
Trade Date
1/17/13
List of Underwriters
CIBC World Markets
Citigroup Global Markets Inc
JP Morgan
Wells Fargo Securities LLC
Barclays Capital
Credit Suisse Securities USA LLC
Deutsche Bank Securities Inc
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Citigroup Global Markets
Sector or Industry:
Banking
Date of First Offering:
1/17/13
Ratings:
Moody's Aa3, S&P A+, Fitch AA-,
Composite A+
Maturity Date:
1/23/18
Coupon:
1.55%
Unit Price:
$99.919
Underwriting Spread per Unit:
0.35
Gross Spread as a % of Price:
0.35%
Yield:
1.546
Yield to Maturity:
1.487
Principal Amount of Offering:
$750,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
3.36%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME





AST JPMorgan Global Thematic Portfolio
0.0166%
$124,899



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0166%













10f-3 Exhibit
Issuer Name + CUSIP #
Zoetis Inc (ZTS 1.875% 2/1/18) 144A +
98978VAF
Trade Date
1/16/13
List of Underwriters
BofA Merrill Lynch
Barclays Capital
BNP Paribas
Citigroup Global Markets Inc
Deutsche Bank Securities Inc
HSBC Securities
JP Morgan
Morgan Stanley
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government
offering, Foreign Offering, or Eligible 144A
offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Pharmaceuticals
Date of First Offering:
1/16/13
Ratings:
Moody's Baa2, S&P BBB-, Composite BBB-
Maturity Date:
2/1/18
Coupon:
1.875%
Unit Price:
$99.943
Underwriting Spread per Unit:
0.60
Gross Spread as a % of Price:
0.60%
Yield:
1.857
Yield to Maturity:
1.670
Principal Amount of Offering:
$750,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
0.62%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0069%
$51,970
AST JPMorgan Global Thematic Portfolio
0.0054%
$40,977
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0123%














10f-3 Exhibit

Issuer Name + CUSIP #
Jefferies Group Inc. (JEF 6.50%
1/20/43) + 472319AM
Trade Date
1/15/13
List of Underwriters
Jefferies & Company,
Inc
Citigroup Global
Markets Inc
Deutsche Bank
Securities Inc
J.P. Morgan Securities
LLC
Natixis Securities
Americas LLC
RBC Capital Markets
LLC
BNY Mellon Capital
Markets LLC
HSBC Securities (USA)
Inc
Barclays Capital Inc
Credit Suisse
Securities (USA) LLC
JMP Securities LLC
Merrill Lynch, Pierce,
Fenner & Smith Incorporated
Morgan Stanley & Co. LLC
Oppenheimer & Co. Inc
U.S. Bancorp Investments,
Inc
Keefe, Bruyette & Woods, Inc
Knight Capital Americas, L.P
Rafferty Capital Markets,
LLC
Sandler O'Neill & Partners,
L.P
Stephens Inc
Stifel, Nicolaus & Company,
Incorporated
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Jefferies and Company
Sector or Industry:
Financial Services
Date of First Offering:
1/15/13
Ratings:
Moody's Baa3, S&P BBB, Fitch BBB-,
Composite BBB-
Maturity Date:
1/20/43
Coupon:
6.50%
Unit Price:
$98.790
Underwriting Spread per Unit:
0.88
Gross Spread as a % of Price:
0.89%
Yield:
6.057
Yield to Maturity:
5.971
Principal Amount of Offering:
$400,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
1.58%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0103%
$41,492



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0103%











10f-3 Exhibit
Issuer Name + CUSIP #
Atlas Pipeline Partners LP and Atlas
Pipeline Finance Corporation (APL
5.875% 8/1/23 144A) + 04939MAH
Trade Date
1/28/13
List of Underwriters
Citigroup Global Markets Inc
Deutsche Bank Securities Inc
JP Morgan
Merrill Lynch Pierce Fenner & Smith
Wells Fargo Securities LLC
ABN AMRO Securities USA LLC
Capital One Southcoast Inc
Comerica Securities

Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Pipeline
Date of First Offering:
1/28/13
Ratings:
Moody's B2, S&P B+, Composite B
Maturity Date:
8/1/23
Coupon:
5.875
Unit Price:
$100
Underwriting Spread per Unit:
1.75
Gross Spread as a % of Price:
1.75%
Yield:
5.831
Yield to Maturity:
5.754
Principal Amount of Offering:
$650,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
2.44%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST High Yield (JP Morgan sleeve)
0.0933%
$607,000
AST JPMorgan Global Thematic Portfolio
0.0124%
$81,000
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.1057%













10f-3 Exhibit

Issuer Name + CUSIP #
Netflix Inc (NFLX 5.375% 2/1/21 144A)
+ 64110LAD
Trade Date
1/29/13
List of Underwriters
JP Morgan
Morgan Stanley
Allen & Co.

Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Morgan Stanley & Co
Sector or Industry:
Retail Discretionary
Date of First Offering:
1/29/13
Ratings:
Moody's Ba3, S&P BB-, Composite BB-
Maturity Date:
2/1/21
Coupon:
5.375
Unit Price:
$100.00
Underwriting Spread per Unit:
1.15
Gross Spread as a % of Price:
1.15%
Yield:
5.348
Yield to Maturity:
5.295
Principal Amount of Offering:
$500,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
3.60%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0142%
$71,000
AST High Yield (JP Morgan sleeve)
0.1058%
$529,000
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.1200%


















10f-3 Exhibit

Issuer Name + CUSIP #
ESAL GMBH ( JBSSBZ 6.25% 2/5/23 144A)
+ 29605YAA
Trade Date
1/29/13
List of Underwriters
Banco Bradesco BBI SA
Banco Santander Brasil
BB Securities
Deutsche Bank Securities Inc
JP Morgan

Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Deutsche Bank Securities
Sector or Industry:
Food & Beverage
Date of First Offering:
1/29/13
Ratings:
S&P BB, Fitch BB-, Composite BB-
Maturity Date:
2/5/23
Coupon:
6.25%
Unit Price:
$98.183
Underwriting Spread per Unit:
0.75
Gross Spread as a % of Price:
0.75%
Yield:
6.171
Yield to Maturity:
6.041
Principal Amount of Offering:
$500,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
1.22%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST High Yield (JP Morgan sleeve)
0.0589%
$294,549
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0589%

















10f-3 Exhibit

Issuer Name + CUSIP #
Turkiye Halk Bankasi (HALKBK 3.875%
2/5/20 144A) + 900150AB
Trade Date
1/29/13
List of Underwriters
Commerzbank AG
Goldman Sachs & Co
JP Morgan
Standard Chartered Bank

Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Standard Chartered
Sector or Industry:
Commercial Finance
Date of First Offering:
1/29/13
Ratings:
Moody's Baa2, Fitch BBB-, Composite
BBB-
Maturity Date:
2/5/20
Coupon:
3.875%
Unit Price:
$98.901
Underwriting Spread per Unit:
0.24
Gross Spread as a % of Price:
0.24%
Yield:
3.907
Yield to Maturity:
4.011
Principal Amount of Offering:
$750,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
0.48%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0263%
$197,802



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0263%
















10f-3 Exhibit

Issuer Name + CUSIP #
Sabine Pass Liquefaction LLC (CQP
5.625% 2/1/21 144A) + 785592AA
Trade Date
1/29/13
List of Underwriters
Credit Agricole
CIB
Credit Suisse
Deutsche Bank Securities Inc
HSBC Securities
JP Morgan
Mitsubishi UFJ Securities USA Inc
Morgan Stanley
RBC Capital Markets

Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Morgan Stanley & Co
Sector or Industry:
Pipeline
Date of First Offering:
1/29/13
Ratings:
Moody's Ba3, S&P BB+, Composite BB
Maturity Date:
2/1/21
Coupon:
5.625%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.15
Gross Spread as a % of Price:
1.15%
Yield:
5.367
Yield to Maturity:
4.879
Principal Amount of Offering:
$1,500,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
2.71%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0066%
$100,000
AST High Yield (JP Morgan sleeve)
0.0211%
$317,000
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0277%











10f-3 Exhibit

Issuer Name + CUSIP #
HD Supply Inc (HDSUPP 7.50% 7/15/20
144A) + 40415RAN
Trade Date
1/29/13
List of Underwriters
BofA Merrill Lynch
Barclays Capital
Credit Suisse
Deutsche Bank Securities Inc
Goldman Sachs & Co
JP Morgan
UBS Securities LLC
Wells Fargo Securities LLC
BB&T Capital Markets

Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Machinery
Date of First Offering:
1/29/13
Ratings:
Moody's Caa1, S&P CCC+, Composite CCC+
Maturity Date:
7/15/20
Coupon:
7.50
Unit Price:
$100.00
Underwriting Spread per Unit:
1.50
Gross Spread as a % of Price:
1.50%
Yield:
7.117
Yield to Maturity:
6.335
Principal Amount of Offering:
$1,275,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
3.56%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0164%
$210,000
AST JPMorgan Global Thematic Portfolio
0.0117%
$150,000
AST High Yield (JP Morgan sleeve)
0.1054%
$1,345,000
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.1335%











10f-3 Exhibit

Issuer Name + CUSIP #
Akbank TAS (AKBNK 7.50% 2/5/18 144A) +
XS0884723577
Trade Date
1/30/13
List of Underwriters
Citigroup Global Markets Ltd
Deutsche Bank AG London
HSBC Bank PLC
JP Morgan
Merrill Lynch International

Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Banking
Date of First Offering:
1/30/13
Ratings:
Moody's Baa2, Fitch BBB, Composite BBB
Maturity Date:
2/5/18
Coupon:
7.50%
Unit Price:
$100.00
Underwriting Spread per Unit:
0.30
Gross Spread as a % of Price:
0.30%
Yield:
7.547
Yield to Maturity:
7.654
Principal Amount of Offering:
$1,000,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
0.32%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0300%
$300,000
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0300%

















10f-3 Exhibit

Issuer Name + CUSIP #
Boise Cascade Company (BCC) IPO
(09739d10)
Trade Date
2/05/2013
List of Underwriters
BofA Merrill Lynch
Goldman, Sachs & Co
Deutsche Bank Securities Inc.
JP Morgan Securities LLC
Wells Fargo Securities LLC
D.A. Davidson & Co
Moelis & Company LLC
Piper Jaffray & Co.
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Industrial
Date of First Offering:
2/05/2013
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$21.00
Underwriting Spread per Unit:
1.4175
Gross Spread as a % of Price:
6.75%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
247,058,826
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
1.31%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST Small Cap Value Fund (JP Morgan sleeve)
0.1767%
$436,800
Total Purchased for Prudential Funds which Sub-
Adviser Manages
0.1767%
$436,800
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.2259%













10f-3 Exhibit

Issuer Name + CUSIP #
ING US Inc.(INTNED 2.90% February 15,
2018 144A) (45685eac)
Trade Date
2/06/2013
List of Underwriters
BNY Capital Markets
Citigroup Global Markets
Deutsche Bank Securities
ING Financial
JP Morgan Securities
Merrill Lynch, Pierce, Fenner & Smith
RBC Capital Markets
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Deutsche Bank Securities
Sector or Industry:
Life Insurance
Date of First Offering:
2/06/2013
Ratings:
Moody's Baa3, S&P BBB-, Fitch BBB-,
Composite BBB-
Maturity Date:
2.15.2018
Coupon:
2.90%
Unit Price:
$99.824
Underwriting Spread per Unit:
..60%
Gross Spread as a % of Price:
..6011%
Yield:
2.841%
Yield to Maturity:
2.44%
Principal Amount of Offering:
1,000,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
..60%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.1966%
$1,966,533
AST JPMorgan Global Thematic Portfolio
0.0723%
$723,724
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.2689%













10f-3 Exhibit

Issuer Name + CUSIP #
Revlon Consumer Products Corp (REV
5.75% 2.15.2021 144A) (761519bc)
Trade Date
2/05/2013
List of Underwriters
Bank of America Merrill Lynch
Citigroup Global Markets
Credit Suisse
JP Morgan Securities
Wells Fargo Securities
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Citigroup Global Markets
Sector or Industry:
Consumer Products
Date of First Offering:
2/05/2013
Ratings:
Moody's B1, S&P B, Composite B
Maturity Date:
2.15.2021
Coupon:
5.75%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.75%
Gross Spread as a % of Price:
1.75%
Yield:
5.658%
Yield to Maturity:
5.488%
Principal Amount of Offering:
500,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
5.52%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0188%
$94,000
AST JPMorgan Global Thematic Portfolio
0.0150%
$75,000
AST High Yield Portfolio (JP Morgan sleeve)
0.1426%
$713,000
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.1764%













10f-3 Exhibit

Issuer Name + CUSIP #
Paccar Financial Corp. (PCAR 0.80%
February 8, 2016) (69371rl2)
Trade Date
2/05/2013
List of Underwriters
Goldman Sachs & Co
JP Morgan Securities
Merrill Lynch, Pierce, Fenner & Smith
Lloyds Securities
PNC Capital Markets
TD Securities
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Transportation & Logistics
Date of First Offering:
2/05/2013
Ratings:
Moody's A1, S&P A+, Composite A+
Maturity Date:
2.08.2016
Coupon:
..80%
Unit Price:
$99.864
Underwriting Spread per Unit:
..20%
Gross Spread as a % of Price:
..2003%
Yield:
..798%
Yield to Maturity:
..708%
Principal Amount of Offering:
250,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
5.20%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0331%
$82,887



Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0331%












10f-3 Exhibit

Issuer Name + CUSIP #
Wells Fargo & Company (WFC 3.45%
February 13, 2023) (94974bfj)
Trade Date
2/06/2013
List of Underwriters
Wells Fargo Securities
LLC
Citigroup Global
Markets
Credit Suisse
Securities
Goldman, Sachs & Co
J.P.Morgan Securities
Morgan Stanley & Co
Barclays Capital Inc
BB&T Capital Markets
Capital One Southcoast
CastleOak Securities
CIBC World Markets
Comerica Securities
Deutsche Bank Securities
HSBC Securities
Loop Capital Markets LLC
Merrill Lynch, Pierce
Fenner & Smith Inc
National Bank of Canada
Financial
RBC Capital Markets LLC
Samuel A Ramirez & Co
Santander Investment
Securities
TD Securities (USA) LLC
UBS Securities LLC
The Williams Capital
Group, LP
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Wells Fargo Advisor
Sector or Industry:
Banking
Date of First Offering:
2/06/2013
Ratings:
Moody's A3, S&P a, Fitch A+, DBRS AAL
Maturity Date:
2.13.2023
Coupon:
3.45%
Unit Price:
$99.941
Underwriting Spread per Unit:
..45%
Gross Spread as a % of Price:
..4503%
Yield:
3.301%
Yield to Maturity:
2.919%
Principal Amount of Offering:
2,000,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
..34%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0389%
$779,540
AST JPMorgan Global Thematic Portfolio
0.0107%
$214,873
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0496%













10f-3 Exhibit

Issuer Name + CUSIP #
American Honda Finance (HNDA 1.60%
February 16, 2018 144A) (02666qm2)
Trade Date
2/12/2013
List of Underwriters
Citigroup Global Markets
JP Morgan
RBS Securities
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Citigroup Global Markets
Sector or Industry:
Automotive
Date of First Offering:
2/12/2013
Ratings:
Moody's A1, S&P A+, Composite A+
Maturity Date:
2.16.2018
Coupon:
1.60%
Unit Price:
$99.943
Underwriting Spread per Unit:
..35%
Gross Spread as a % of Price:
..3502%
Yield:
1.576%
Yield to Maturity:
1.269%
Principal Amount of Offering:
750,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
3.86%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0266%
$199,886
AST JPMorgan Global Thematic Portfolio
0.0266%
$199,886
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0532%
















10f-3 Exhibit

Issuer Name + CUSIP #
Arrow Electrics Inc (ARW 3.00% March
1, 2018) (042735bb)
Trade Date
2/12/2013
List of Underwriters
Goldman Sachs
JP Morgan Securities
Merrill Lynch
BNP Paribas
HSBC Securities
Mitsubishi UFJ
Mizuho Securities
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Software & Services
Date of First Offering:
2/12/2013
Ratings:
Moody's Baa3, S&P BBB-, Fitch BBB-,
Composite BBB-
Maturity Date:
3.01.2018
Coupon:
3.00%
Unit Price:
$99.481
Underwriting Spread per Unit:
..60%
Gross Spread as a % of Price:
..6031%
Yield:
2.946%
Yield to Maturity:
2.595%
Principal Amount of Offering:
300,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
1.21%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0086%
$25,865



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0086%













10f-3 Exhibit

Issuer Name + CUSIP #
Burlington Holdings LLC & Burlington
Holdings Finance Inc (BCFACT 9.00%
February 15, 2018 144A) (12168paa)
Trade Date
2/14/2013
List of Underwriters
Goldman Sachs
Bank of America Merrill Lynch
Goldman Sachs
JP Morgan
Morgan Stanley
Wells Fargo Securities
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Goldman Sachs and Company
Sector or Industry:
Apparel & Textile Products
Date of First Offering:
2/14/2013
Ratings:
Moody's Caa2, S&P CCC, Composite CCC
Maturity Date:
2.15.2018
Coupon:
9.00%
Unit Price:
$98.00
Underwriting Spread per Unit:
2.00%
Gross Spread as a % of Price:
2.0408%
Yield:
8.142%
Yield to Maturity:
7.434%
Principal Amount of Offering:
350,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
2.52%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0109%
$38,220
AST High Yield Portfolio (JP Morgan sleeve)
0.0921%
$322,420
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.1030%














10f-3 Exhibit

Issuer Name + CUSIP #
Ashland Inc (ASH 3.875% April 15, 2018
144A) (044209aj)

Trade Date
2/21/2013
List of Underwriters
Citigroup Global Markets
Deutsche Bank Securities
Merrill Lynch, Pierce, Fenner & Smith
PNC Capital Markets
Scotia Capital USA Inc
JP Morgan Securities
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Citigroup Global Markets
Sector or Industry:
Chemicals
Date of First Offering:
2/21/2013
Ratings:
Moody's Ba1, S&P BB, Composite BB
Maturity Date:
4.15.2018
Coupon:
3.875%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.25%
Gross Spread as a % of Price:
1.25%
Yield:
2.934%
Yield to Maturity:
2.201%
Principal Amount of Offering:
700,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
6.88%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0121%
$85,000
AST High Yield Portfolio (JP Morgan sleeve)
0.1017%
$712,000
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.1138%













10f-3 Exhibit

Issuer Name + CUSIP #
Ashland Inc (ASH 3.00% March 15, 2016
144A) (044209ag)
Trade Date
2/21/2013
List of Underwriters
Citigroup Global Markets
Deutsche Bank Securities
Merrill Lynch, Pierce, Fenner & Smith
PNC Capital Markets
Scotia Capital USA Inc
JP Morgan Securities
RBS Securities Inc
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Citigroup Global Markets
Sector or Industry:
Chemicals
Date of First Offering:
2/21/2013
Ratings:
Moody's Ba1, S&P BB, Composite BB
Maturity Date:
3.15.2016
Coupon:
3.00%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.25%
Gross Spread as a % of Price:
1.25%
Yield:
2.934%
Yield to Maturity:
2.201%
Principal Amount of Offering:
600,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
4.76%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0115%
$69,000
AST High Yield Portfolio (JP Morgan sleeve)
0.0963%
$578,000
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.1078%














10f-3 Exhibit

Issuer Name + CUSIP #
Aramark Corporation (RMK 5.75% March
15, 2020 144A) (038521al)
Trade Date
2/22/2013
List of Underwriters
Goldman Sachs & Co
Barclays Capital
Bofa Merrill Lynch
JP Morgan Securities
Wells Fargo Securities
PNC Capital Markets LLC
Rabo Securities
Santander
SMBC Nikko Capital Markets
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Goldman Sachs and Company
Sector or Industry:
Retail Staples
Date of First Offering:
2/22/2013
Ratings:
Moody's B3, S&P B-, Composite B-
Maturity Date:
3.15.2020
Coupon:
5.75%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.25%
Gross Spread as a % of Price:
1.25%
Yield:
5.603%
Yield to Maturity:
5.289%
Principal Amount of Offering:
1,000,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
1.45%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0060%
$60,000
AST JPMorgan Global Thematic Portfolio
0.0045%
$45,000
AST High Yield Portfolio (JP Morgan sleeve)
0.0375%
$375,000
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0480%









10f-3 Exhibit

Issuer Name + CUSIP #
Ashland Inc (ASH 4.75% August15, 2022
144A) (044209an)
Trade Date
2/21/2013
List of Underwriters
Citigroup Global Markets
Deutsche Bank Securities
Merrill Lynch Pierce, Fenner & Smith
RBS Securities Inc
Scotia Capital USA Inc
Credit Agricole Securities
Fifth Third Securities
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Citigroup Global Markets
Sector or Industry:
Chemicals
Date of First Offering:
2/21/2013
Ratings:
Moody's Ba1, S&P BB, Composite BB
Maturity Date:
8.15.2022
Coupon:
4.75%
Unit Price:
$99.059
Underwriting Spread per Unit:
1.25%
Gross Spread as a % of Price:
1.2619%
Yield:
4.629%
Yield to Maturity:
4.403%
Principal Amount of Offering:
650,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
5.97%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0083%
$54,482
AST High Yield Portfolio (JP Morgan sleeve)
0.0685%
$445,766
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0768%












10f-3 Exhibit

Issuer Name + CUSIP #
Freeport-McMoran Copper & Gold Inc.
(FCX 2.375% March 15, 2018 144A)
(35671dbe)
Trade Date
2/28/2013
List of Underwriters
BNP Paribas
Citigroup
JP Morgan Securities
Merrill Lynch
BMO Capital Markets
CIBC World Markets
HSBC Securities
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Metals and Mining
Date of First Offering:
2/28/2013
Ratings:
Moody's Baa3, S&P BBB, Fitch BBB,
Composite BBB-
Maturity Date:
3.15.2018
Coupon:
2.375%
Unit Price:
$99.99
Underwriting Spread per Unit:
..56%
Gross Spread as a % of Price:
..5601%
Yield:
2.346%
Yield to Maturity:
2.112%
Principal Amount of Offering:
1,500,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
..41 %

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0009%
$14,999



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0009%













10f-3 Exhibit

Issuer Name + CUSIP #
Equinix Inc (EQIX 4.875% April 1,
2020) (29444ual)
Trade Date
2/28/2013
List of Underwriters
Barclays Capital
Citigroup
Deutsche Bank
JP Morgan Securities
Merrill Lynch Pierce Fenner & Smith
Evercore
Goldman Sachs
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Barclays Capital Inc.
Sector or Industry:
Software & Services
Date of First Offering:
2/28/2013
Ratings:
Moody's Ba3, S&P BB, Composite BB-
Maturity Date:
4.1.2020
Coupon:
4.875%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.20%
Gross Spread as a % of Price:
1.20%
Yield:
4.833%
Yield to Maturity:
4.724%
Principal Amount of Offering:
500,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
..86%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0144%
$72,000
AST JPMorgan Global Thematic Portfolio
0.0026%
$13,000
AST High Yield Portfolio (JP Morgan sleeve)
0.0426%
$213,000
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0596%












10f-3 Exhibit

Issuer Name + CUSIP #
CCO Holdings, LLC (CHTR 5.25% March
15, 2021 144A) (1248epba)
Trade Date
2/28/2013
List of Underwriters
Bank of America Merrill Lynch
Barclays Capital
Citigroup Global Markets
Credit Suisse
Deutsche Bank
JP Morgan Securities
Morgan Stanley
UBS
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Deutsche Bank Securities
Sector or Industry:
Cable & Satellite
Date of First Offering:
2/28/2013
Ratings:
Moody's B1, S&P BB-, Fitch BB-,
Composite B+
Maturity Date:
3.15.2021
Coupon:
5.25%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.15%
Gross Spread as a % of Price:
1.15%
Yield:
5.243%
Yield to Maturity:
5.229%
Principal Amount of Offering:
500,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
8.37%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0136%
$68,000
AST JPMorgan Global Thematic Portfolio
0.0112%
$56,000
AST High Yield Portfolio (JP Morgan sleeve)
0.0954%
$477,000
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.1202%











10f-3 Exhibit

Issuer Name + CUSIP #
Freeport-McMoran Copper & Gold Inc.
(FCX 3.10% March 15, 2020 144A)
(35671dbf)
Trade Date
2/28/2013
List of Underwriters
BNP Paribas Securities
Citigroup Global Markets
JP Morgan Securities
Merrill Lynch, Pierce, Fenner & Smith
BMO Capital
CIBC World Markets
HSBC Securities
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Metals & Mining
Date of First Offering:
2/28/2013
Ratings:
Moody's Baa3, S&P BBB, Fitch BBB,
Composite BBB-
Maturity Date:
3.15.2020
Coupon:
3.10%
Unit Price:
$99.962
Underwriting Spread per Unit:
..63%
Gross Spread as a % of Price:
..6302%
Yield:
3.053%
Yield to Maturity:
2.849%
Principal Amount of Offering:
1,000,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
..63%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0056%
$56,978
AST JPMorgan Global Thematic Portfolio
0.0070%
$70,973
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0126%












10f-3 Exhibit

Issuer Name + CUSIP #
Freeport-McMoran Copper & Gold Inc.
(FCX 5.45% March 15, 2043 144A)
(35671dba)
Trade Date
2/28/2013
List of Underwriters
BNP Paribas
Citigroup Global Markets
JP Morgan Securities
Merrill Lynch Pierce Fenner & Smith
BMO Capital Markets
CIBC World Markets
HSBC Securities
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Metals & Mining
Date of First Offering:
2/28/2013
Ratings:
Moody's Baa3, S&P BBB, Fitch BBBm
Composite BBB-
Maturity Date:
3.15.2043
Coupon:
5.45%
Unit Price:
$99.544
Underwriting Spread per Unit:
..88%
Gross Spread as a % of Price:
..884%
Yield:
5.239%
Yield to Maturity:
5.183%
Principal Amount of Offering:
2,000,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
..73%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0018%
$36,831
AST JPMorgan Global Thematic Portfolio
0.0018%
$36,831
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0036%












10f-3 Exhibit

Issuer Name + CUSIP #
Bombardier Inc. (BBDBCN 6.125% 1/15/2023
144A) + 097751BF
Trade Date
1/9/13
List of Underwriters
JP Morgan
BNP PARIBAS
Citigroup
Credit Agricole CIB
Deutsche Bank Securities
National Bank of Canada
Financial
COMMERZBANK
Natixis
RBS
SOCIETE GENERALE
UBS Investment Bank
Barclays Capital
CIBC
Goldman, Sachs & Co.
Mizuho Securities
Morgan Stanley
Scotiabank
The Williams Capital
Group, L.P.
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government
offering, Foreign Offering, or Eligible 144A
offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Deutsche Bank Securities
Sector or Industry:
AEROSPACE & DEFENSE
Date of First Offering:
1/9/13
Ratings:
Moody's Ba2, S&P BB, Fitch BB, DBRS BB
Maturity Date:
1/15/2023
Coupon:
6.125%
Unit Price:
$100
Underwriting Spread per Unit:
1.00
Gross Spread as a % of Price:
1.00%
Yield:
5.839
Yield to Maturity:
5.470
Principal Amount of Offering:
$1,250,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
1.05%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0054%
$68,000
AST High Yield (JP Morgan sleeve)
0.0492%
$616,000
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0546%













10f-3 Exhibit

Issuer Name + CUSIP #
R.R. Donnelley & Sons Company
(RRD 7.875% March 15, 2021) (74978daa)
Trade Date
2/28/2013
List of Underwriters
JP Morgan Securities
Merrill Lynch
Mitsubishi UFJ
Wells Fargo
Citigroup
Comerica Securities
Fifth Third Securities
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Consumer Services
Date of First Offering:
2/28/2013
Ratings:
Moody's Ba3, S&P BB, Composite BB-
Maturity Date:
3.15.2021
Coupon:
7.875%
Unit Price:
$99.50
Underwriting Spread per Unit:
1.46%
Gross Spread as a % of Price:
1.467%
Yield:
7.429%
Yield to Maturity:
6.878%
Principal Amount of Offering:
450,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
3.15 %

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST High Yield Portfolio (JP Morgan sleeve)
0.0420%
$189,050
AST JPMorgan Global Thematic Portfolio
0.0077%
$34,825
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0497%













10f-3 Exhibit

Issuer Name + CUSIP #
Vodafone Group Plc (VOD 1.50% February
19, 2018) (92857wbe)
Trade Date
2/11/2013
List of Underwriters
Barclays Capital
HSBC Securities
JP Morgan Securities
Mitsubishi UFJ
Morgan Stanley
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Morgan Stanley and Company
Sector or Industry:
Wireless Telecom Services
Date of First Offering:
2/11/2013
Ratings:
Moody's A3, S&P A-, Fitch A-,
Composite A-
Maturity Date:
2.19.2018
Coupon:
1.50%
Unit Price:
$99.54
Underwriting Spread per Unit:
..150%
Gross Spread as a % of Price:
..1507%
Yield:
1.501%
Yield to Maturity:
1.52%
Principal Amount of Offering:
1,400,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
1.41%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0071%
$99,540



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0071%














10f-3 Exhibit

Issuer Name + CUSIP #
Vodafone Group Plc (VOD 4.375%
February 19, 2043) (92857wbd)
Trade Date
2/11/2013
List of Underwriters
Barclays Capital
HSBC Securities
JP Morgan Securities
Mitsubishi UFJ
Morgan Stanley
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Morgan Stanley and Company
Sector or Industry:
Wireless Telecom Services
Date of First Offering:
2/11/2013
Ratings:
Moody's A3, S&P A-, Fitch A-,
Composite A-
Maturity Date:
2.19.2043
Coupon:
4.375%
Unit Price:
$98.716
Underwriting Spread per Unit:
..69%
Gross Spread as a % of Price:
..6990%
Yield:
4.458%
Yield to Maturity:
4.488%
Principal Amount of Offering:
1,400,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
..86%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0437%
$612,039
AST JPMorgan Global Thematic Portfolio
0.0172%
$241,854
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0609%














10f-3 Exhibit

Issuer Name + CUSIP #
NII International Telecom SA (NIHD
11.375% August 15, 2019 144A)
(62914qaa)
Trade Date
2/11/2013
List of Underwriters
Credit Suisse Securities USA LLC
Goldman Sachs & Co
JP Morgan Securities
Morgan Stanley
Banco Santander
Citigroup Global Markets Inc
HSBC Securities
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Credit Suisse Securities
Sector or Industry:
Wireless Telecom Services
Date of First Offering:
2/11/2013
Ratings:
Moody's B2, S&P CCC+, Composite B-
Maturity Date:
8.15.2019
Coupon:
11.375%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.75%
Gross Spread as a % of Price:
1.75%
Yield:
10.341%
Yield to Maturity:
9.249%
Principal Amount of Offering:
750,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
3.68%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0136%
$102,000
AST JPMorgan Global Thematic Portfolio
0.0108%
$81,000
AST High Yield Portfolio (JP Morgan sleeve)
0.0928%
$696,000
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.1172%











10f-3 Exhibit

Issuer Name + CUSIP #
CYTEC INDUSTRIES INC. (CUSIP
232820AJ9)
Trade Date
02/26/2013
List of Underwriters
Citigroup Global Markets
RBS Securities
Wells Fargo Securities
Credit Agricole CIB
Scotiabank
SMBC Nikko
Mitsubishi UFJ Securities
PNC Capital Markets LLC
US Bancorp
TD Securities
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
33 Act Registration
Was security offered under a firm commitment
underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
RBS Securities Inc.
Sector or Industry:
Chemicals
Date of First Offering:
02/26/2013
Ratings:
Baa2/ BBB/ NA
Maturity Date:
04/01/2023
Coupon:
3.50%
Unit Price:
$99.303
Underwriting Spread per Unit:
$0.650
Gross Spread as a % of Price:
0.655%
Yield:
3.50%
Yield to Maturity:
3.50%
Principal Amount of Offering:
$400,000,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
5.812%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.1737%
$695,121



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.1737%











10f-3 Exhibit

Issuer Name + CUSIP #
CARPENTER TECHNOLOGY CORP (CUSIP
144285AK9)
Trade Date
02/21/2013
List of Underwriters
JP Morgan Securities LLC
Merrill Lynch, Pierce, Fenner & Smith
Inc
Mitsubishi UFJ Securities
PNC Capital Markets LLC
Santander Investment Securities Inc
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
33 Act Registration
Was security offered under a firm commitment
underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
J.P. Morgan Securities LLC
Sector or Industry:
Metals and Mining
Date of First Offering:
02/21/2013
Ratings:
Baa3/ BBB/ NR
Maturity Date:
03/01/2023
Coupon:
4.45%
Unit Price:
$99.847
Underwriting Spread per Unit:
$0.650
Gross Spread as a % of Price:
0.651%
Yield:
4.45%
Yield to Maturity:
4.45%
Principal Amount of Offering:
$300,000,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
4.000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0998%
$299,541



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0998%















10f-3 Exhibit

Issuer Name + CUSIP #
MORGAN STANLEY (CUSIP 61746BDG8)
Trade Date
02/20/2013
List of Underwriters
Morgan Stanley & Co LLC
Mitsubishi UFJ
Securities (USA) Inc
Banca IMI S.p.A
Barclays Capital Inc
BB&T Capital Markets
BMO Capital Markets
Corp
BNY Mellon Capital
Markets LLC
Capital One Southcoast
Inc
Castleoak Securities,
LP
CIBC World Markets Corp
C.L. King & Associates,
Inc
Commerz Markets LLC
Keybanc Capital Markets
LLC
Lloyds Securities Inc
Mischler Financial Group
Inc
PNC Capital Markets LLC
RB International Markets
(USA) LLC
RBC Capital Markets LLC
RBS Securities Inc
Samuel A. Ramirez & Co Inc
Santander Investment
Securities Inc
Scotia Capital (USA) Inc
SG Americas Securities LLC
Sun Trust Robinson
Humphrey, Inc
TD Securities (USA) LLC
UBS Securities LLC
U.S. Bancorp Investments,
Inc
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
33 Act Registration
Was security offered under a firm commitment
underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Morgan Stanley & Co. LLC
Sector or Industry:
Banking
Date of First Offering:
02/20/2013
Ratings:
Baa1/ A-/ A
Maturity Date:
02/25/2016
Coupon:
1.75%
Unit Price:
$99.811
Underwriting Spread per Unit:
$0.250
Gross Spread as a % of Price:
0.250%
Yield:
1.75%
Yield to Maturity:
1.75%
Principal Amount of Offering:
$1,250,000,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
12.592%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0638%
$798,488



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0638%








10f-3 Exhibit

Issuer Name + CUSIP #
CITIGROUP INC.  (CUSIP 172967GL9)
Trade Date
02/14/2013
List of Underwriters
Citigroup Global Markets
Inc
Barclays Capital Inc
Deutsche Bank Securities
Inc
HSBC Securities (USA) Inc
Nomura Securities
International, Inc
RBS Securities Inc
UBS Securities LLC
Wells Fargo Securities,
LLC
Apto Partners, LLC
Banca IMI S.p.A
BMO Capital Markets Corp
C.L. King & Associates
Inc
Capital One Southcoast
Inc
CIBC World Markets Corp
Comerica Securities Inc
Credit Suisse Securities
(USA) LLC
Drexel Hamilton LLC
Goldman Sachs & Co
Lloyds Securities Inc
MFR Securities Inc
Mischler Financial Group,
Inc
National Bank of Canada
Financial Inc
Natixis Securities
Americas LLC
PNC Capital Markets LLC
SL Hare Capital Inc
SunTrust Robinson
Humphrey, Inc
Swedbank First Securities
LLC
TD Securities (USA) LLC
UniCredit Capital Markets
LLC
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
33 Act Registration
Was security offered under a firm commitment
underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Citigroup Global Markets Inc.
Sector or Industry:
Banking
Date of First Offering:
02/14/2013
Ratings:
Baa2/ A-/ A
Maturity Date:
03/01/2023
Coupon:
3.375%
Unit Price:
$99.763
Underwriting Spread per Unit:
$0.426
Gross Spread as a % of Price:
0.425%
Yield:
3.75%
Yield to Maturity:
3.75%
Principal Amount of Offering:
$1,500,000,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
5.333%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0332%
$498,815



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0332%






10f-3 Exhibit

Issuer Name + CUSIP #
KELLOGG COMPANY  (CUSIP 487836BL1)
Trade Date
02/11/2013
List of Underwriters
Deutsche Bank Securities
Morgan Stanley & Co
Wells Fargo Securities
Barclays Capital Inc
Citigroup Global Markets
Fifth Third Securities
HSBC Securities (USA) Inc
JP Morgan Securities
Merrill Lynch, Pierce Fenner & Smith
Inc
Mizuho Securities USA Inc
PNC Capital Markets LLC
Rabo Securities USA Inc
Sun Trust Robinson Humphrey Inc
US Bancorp Investments Inc
The Williams Capital Group L.P.
C.L. King & Associates Inc
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
33 Act Registration
Was security offered under a firm commitment
underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Deutsche Bank Securities, Inc.
Sector or Industry:
Food and Beverage
Date of First Offering:
02/11/2013
Ratings:
Baa1/ BBB+/ BBB+
Maturity Date:
03/01/2023
Coupon:
2.75%
Unit Price:
$99.390
Underwriting Spread per Unit:
$0.450
Gross Spread as a % of Price:
0.453%
Yield:
2.75%
Yield to Maturity:
2.75%
Principal Amount of Offering:
$400,000,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
4.275%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.1490%
$596,340



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.1490%





10f-3 Exhibit

Issuer Name + CUSIP #
AIRGAS INC  (CUSIP 009363AP7)
Trade Date
02/11/2013
List of Underwriters
Merrill Lynch, Pierce, Fenner & Smith
Inc
Goldman, Sachs & Co
Wells Fargo Securities LLC
Sun Trust Robinson Humphrey, Inc
US Bancorp Investments Inc
Credit Agricole Securities (USA) Inc
SMBC Nikko Capital Markets Limited
Mitsubishi UFJ Securities (USA) Inc
Mizuho Securities USA Inc
RBS Securities Inc
HSBC Securities (USA) Inc
PNC Capital Markets LLC
Santander Investment Securities Inc
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
33 Act Registration
Was security offered under a firm commitment
underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Merrill Lynch, Pierce, Fenner & Smith
Incorporated
Sector or Industry:
Chemicals
Date of First Offering:
02/11/2013
Ratings:
Baa2/ BBB/ NR
Maturity Date:
02/15/2020
Coupon:
2.375%
Unit Price:
$99.891
Underwriting Spread per Unit:
$0.625
Gross Spread as a % of Price:
0.626%
Yield:
2.375%
Yield to Maturity:
2.375%
Principal Amount of Offering:
$275,000,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
6.727%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.1452%
$399,564



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.1452%








10f-3 Exhibit

Issuer Name + CUSIP #
BANK OF AMERICA CORP (06051GEU9)
Trade Date
01/08/2013
List of Underwriters
Merrill Lynch, Pierce, Fen
ner & Smith Inc
ABN AMRO Securities (USA)
LLC
Banca IMI S.p.A
BB&T Capital Markets, a
division of
BB&T Securities, LLC
BMO Capital Markets Corp
Capital One Southcoast,
Inc
CIBC World Markets Corp
Credit Agricole Securities
(USA) Inc.
Deutsche Bank Securities
Inc
Goldman, Sachs & Co
ING Financial Markets LLC
Lloyds Securities Inc
Mizuho Securities USA Inc
nabSecurities, LLC
PNC Capital Markets LLC
RBS Securities Inc
Santander Investment Securiti
es Inc.
Scotia Capital (USA) Inc
SG Americas Securities, LLC
Standard Chartered Bank
Swedbank AB (publ)
Wells Fargo Securities, LLC
Apto Partners, LLC
Mischler Financial Group,
Inc.
Samuel A. Ramirez & Company,
Inc
The Williams Capital Group,
L.P
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
33 Act Registration
Was security offered under a firm commitment
underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Merrill Lynch, Pierce, Fenner & Smith
Inc
Sector or Industry:
Banking
Date of First Offering:
01/08/2013
Ratings:
Baa2/ A-/ A
Maturity Date:
01/11/2023
Coupon:
3.30%
Unit Price:
$99.444
Underwriting Spread per Unit:
$0.450
Gross Spread as a % of Price:
0.450%
Yield:
3.30%
Yield to Maturity:
3.30%
Principal Amount of Offering:
$3,000,000,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
6.666%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.1988%
$596,664



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.1988%










10f-3 Exhibit

Issuer Name + CUSIP #
Lear Corporation (LEA 4.75% 1/15/23 144A) +
521865AT
Trade Date
1/14/13
List of Underwriters
Citigroup Global Markets
Barclays Capital Inc
JP Morgan Securities
RBC Capital Markets
UBS Investment Bank
SMBC Nikko
Commerzbank Capital Markets Corp
HSBC Securities
PNC Capital Markets LLC
US Bancorp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets
Sector or Industry:
Automotive
Date of First Offering:
1/14/13
Ratings:
Moody's Ba2, S&P BB, Composite BB
Maturity Date:
1/15/23
Coupon:
4.75%
Unit Price:
$100
Underwriting Spread per Unit:
1.31
Gross Spread as a % of Price:
1.31%
Yield:
4.836
Yield to Maturity:
4.980
Principal Amount of Offering:
$500,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
3.71%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST High Yield (JP Morgan sleeve)
0.0400%
$200,000
AST JPMorgan Global Thematic Portfolio
0.0050%
$25,000
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0450%









10f-3 Exhibit

Issuer Name + CUSIP #
LEAR CORPORATION (CUSIP 521865AT2)
Trade Date
01/14/2013
List of Underwriters
Citigroup Global Markets
Barclays Capital Inc
JP Morgan Securities
RBC Capital Markets
UBS Investment Bank
SMBC Nikko
Commerzbank Capital Markets Corp
HSBC Securities
PNC Capital Markets LLC
US Bancorp
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Eligible 144A offering
Was security offered under a firm commitment
underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Citigroup Global Markets Inc.
Sector or Industry:
Automotive
Date of First Offering:
01/14/2013
Ratings:
Ba2/ BB/ NR
Maturity Date:
01/15/2023
Coupon:
4.75%
Unit Price:
$100.00
Underwriting Spread per Unit:
$1.313025
Gross Spread as a % of Price:
1.313025%
Yield:
4.75%
Yield to Maturity:
4.75%
Principal Amount of Offering:
$500,000,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
5.000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0390%
$195,000



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0390%











10f-3 Exhibit

Issuer Name + CUSIP #
HOST HOTELS & RESORTS L.P. (CUSIP
44107TAU0)
Trade Date
03/19/2013
List of Underwriters
JP Morgan Securities
Goldman Sachs & Co
Merrill Lynch, Pierce, Fenner & Smith
Inc
Deutsche Bank Securities
BNY Mellon Capital Markets LLC
Credit Agricole Securities
Scotia Capital (USA) Inc
Wells Fargo Securities LLC
Credit Suisse Securities (USA) LLC
Morgan Stanley & Co LLC
PNC Capital Markets LLC
RBC Capital Markets LLC
Regions Securities LLC
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
33 Act Registration
Was security offered under a firm commitment
underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
J.P. Morgan Securities LLC
Sector or Industry:
Lodging
Date of First Offering:
03/19/2013
Ratings:
Baa3/ BBB-/ BB+
Maturity Date:
10/15/2023
Coupon:
3.75%
Unit Price:
$99.946
Underwriting Spread per Unit:
$0.650
Gross Spread as a % of Price:
..650%
Yield:
3.75%
Yield to Maturity:
3.75%
Principal Amount of Offering:
$400,000,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
6.250%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0312%
$124,933



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0312%








10f-3 Exhibit

Issuer Name + CUSIP #
WESTERN REFINING INC.  (CUSIP
959319AF1)
Trade Date
03/12/2013
List of Underwriters
Deutsche Bank Securities
Bofa Merrill Lynch
Credit Suisse
Goldman, Sachs & Co
RBS Securities Inc
Barclays Capital
Credit Agricole CIB
PNC Capital Markets LLC
RB International Markets (USA)
Regions Securities LLC
SunTrust Robinson Humphrey
US Bancorp
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Eligible 144A offering
Was security offered under a firm commitment
underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Deutsche Bank Securities Inc.
Sector or Industry:
Refining
Date of First Offering:
03/12/2013
Ratings:
B2/ BB-/ NR
Maturity Date:
04/01/2021
Coupon:
6.25%
Unit Price:
$100.00
Underwriting Spread per Unit:
$1.875
Gross Spread as a % of Price:
1.875%
Yield:
6.25%
Yield to Maturity:
6.25%
Principal Amount of Offering:
$350,000,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
7.142%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0525%
$184,000



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0525%










10f-3 Exhibit

Issuer Name + CUSIP #
STEEL DYNAMICS INC. (CUSIP 858119AY6)
Trade Date
03/12/2013
List of Underwriters
Bofa Merrill Lynch
Goldman Sachs & Co
JP Morgan Securities
Deutsche Bank Securities
Morgan Stanley
PNC Capital Markets LLC
RBS Securities Inc
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Eligible 144A offering
Was security offered under a firm commitment
underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Merrill Lynch, Pierce, Fenner  & Smith
Inc.
Sector or Industry:
Metals and Mining
Date of First Offering:
03/12/2013
Ratings:
Ba2/ BB+/ NR
Maturity Date:
04/15/2013
Coupon:
5.25%
Unit Price:
$100.00
Underwriting Spread per Unit:
$1.375
Gross Spread as a % of Price:
1.375%
Yield:
5.25%
Yield to Maturity:
5.25%
Principal Amount of Offering:
$400,000,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
3.750%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0342%
$137,000



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0342%












10f-3 Exhibit

Issuer Name + CUSIP #
CHESAPEAKE ENERGY CORP (CUSIP
165167CL9)
Trade Date
03/18/2013
List of Underwriters
Morgan Stanley & Co LLC
Credit Suisse Securities
(USA) LLC
Citigroup Global Markets
Inc
Goldman, Sachs & Co
Wells Fargo Securities LLC
Barclays Capital Inc
Credit Agricole Securities
(USA) Inc
Deutsche Bank Securities
Inc
DNB Markets Inc
Jefferies LLC
Merrill Lynch, Pierce,
Fenner & Smith Inc
Mitsubishi UFJ Securities
Mizuho Securities
Natixis Securities
Americas LLC
Nomura Securities
International Inc
RBS Securities Inc
Scotia Capital (USA) Inc
UBS Securities LLC
Comerica Securities Inc
Macquarie Capital (USA)
Inc
PNC Capital Markets LLC
Santander Investment
Securities Inc
SMBC Nikko Capital
Markets Limited
TD Securities (USA) LLC
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
33 Act Registration
Was security offered under a firm commitment
underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Morgan Stanley & Co. LLC
Sector or Industry:
Independent Energy
Date of First Offering:
03/18/2013
Ratings:
Ba3/ BB-/ BB-
Maturity Date:
03/15/2023
Coupon:
5.750%
Unit Price:
$100
Underwriting Spread per Unit:
$1.00
Gross Spread as a % of Price:
1.00%
Yield:
5.750%
Yield to Maturity:
5.750%
Principal Amount of Offering:
$1,100,000,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
10.454%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.1090%
$1,200,000



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.1090%










10f-3 Exhibit

Issuer Name + CUSIP #
AXIALL CORPORATION (Georgia Gulf)
(CUSIP 373200AY0)
Trade Date
01/17/2013
List of Underwriters
Barclays Capital Inc
JP Morgan Securities LLC
Wells Fargo Securities LLC
RBC Capital Markets LLC
Houlihan Lokey Capital Inc
PNC Capital Markets LLC
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Eligible 144A offering
Was security offered under a firm commitment
underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Barclays Capital Inc.
Sector or Industry:
Chemicals
Date of First Offering:
01/17/2013
Ratings:
Ba3/ BB/ NR
Maturity Date:
05/15/2023
Coupon:
4.875%
Unit Price:
$100
Underwriting Spread per Unit:
$1.50
Gross Spread as a % of Price:
1.50%
Yield:
4.875%
Yield to Maturity:
4.875%
Principal Amount of Offering:
$450,000,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
4.888%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0442%
$199,000



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0442%















10f-3 Exhibit

Issuer Name + CUSIP #
DELPHI CORPORATION (CUSIP247126AH8)
Trade Date
02/11/2013
List of Underwriters
JP Morgan Securities LLC
Deutsche Bank Securities Inc
Merrill Lynch, Pierce, Fenner and
Smith Inc
Barclays Capital Inc
Citigroup Global Markets Inc
Goldman Sachs & Co
PNC Capital Markets LLC
Morgan Stanley & Co LLC
Credit Suisse Securities (USA) Inc
RBS Securities Inc
SMBC Nikko Capital Markets Limited
The Williams Capital Group L.P.
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
33 Act Registration
Was security offered under a firm commitment
underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
J.P. Morgan Securities LLC
Sector or Industry:
Automotive
Date of First Offering:
02/11/2013
Ratings:
Ba1/ BB+/ BBB-
Maturity Date:
02/15/2023
Coupon:
5.000%
Unit Price:
$100
Underwriting Spread per Unit:
$1.30
Gross Spread as a % of Price:
1.30%
Yield:
5.000%
Yield to Maturity:
5.000%
Principal Amount of Offering:
$800,000,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
4.375%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0212%
$170,000



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0212%









10f-3 Exhibit

Issuer Name + CUSIP #
ARAMARK CORPORATION (CUSIP 038521AL4)
Trade Date
02/22/2013
List of Underwriters
Goldman Sachs & Co
Barclays Capital
Bofa Merrill Lynch
JP Morgan Securities
Wells Fargo Securities
PNC Capital Markets LLC
Rabo Securities
Santander
SMBC Nikko Capital Markets
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Eligible 144A offering
Was security offered under a firm commitment
underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Goldman, Sachs & Co.
Sector or Industry:
Chemicals
Date of First Offering:
02/22/2013
Ratings:
B3/ B-/ NR
Maturity Date:
03/15/2020
Coupon:
5.75%
Unit Price:
$100.00
Underwriting Spread per Unit:
$1.25
Gross Spread as a % of Price:
1.25%
Yield:
5.75%
Yield to Maturity:
5.75%
Principal Amount of Offering:
$1,000,000,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
5.000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0495%
$495,000



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0495%












10f-3 Exhibit

Issuer Name + CUSIP #
HUNTSMAN INTERNATIONAL LLC (CUSIP
44701QBA9)
Trade Date
02/28/2013
List of Underwriters
JP Morgan Securities
Bofa Merrill Lynch
Barclays Capital
Citigroup Global Markets
Goldman Sachs & Co
HSBC Securities
RBC Capital Markets
Wells Fargo Securities
RBS Securities
PNC Capital Markets
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Eligible 144A offering
Was security offered under a firm commitment
underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
J.P. Morgan Securities LLC
Sector or Industry:
Chemicals
Date of First Offering:
02/28/2013
Ratings:
B1/ BB-/ NA
Maturity Date:
11/15/2020
Coupon:
4.875%
Unit Price:
$98.500
Underwriting Spread per Unit:
$1.00
Gross Spread as a % of Price:
1.01%
Yield:
4.875%
Yield to Maturity:
4.875%
Principal Amount of Offering:
$250,000,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
6.000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.1279%
$319,750



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.1279%











10f-3 Exhibit

Issuer Name + CUSIP #
Kinder Morgan Energy Partners (KMP
5.00% March 1, 2043) (494550bp)
Trade Date
2/21/2013
List of Underwriters
Deutsche Bank Securities Inc
JP Morgan Securities
Mitsubishi UFJ Securities USA Inc
RBC Capital Markets
RBS Securities Inc
SunTrust Robinson Humphrey
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
RBS Securities Inc.
Sector or Industry:
Pipeline
Date of First Offering:
2/21/2013
Ratings:
Moody's Baa2, S&P BBB, Fitch BBB,
Composite BBB
Maturity Date:
3.1.2043
Coupon:
5.00%
Unit Price:
$99.522
Underwriting Spread per Unit:
..75%
Gross Spread as a % of Price:
..7534%
Yield:
4.703%
Yield to Maturity:
4.608%
Principal Amount of Offering:
400,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
1.35%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.1579%
$631,965
AST JPMorgan Global Thematic Portfolio
0.0957%
$383,160
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.2536%














10f-3 Exhibit

Issuer Name + CUSIP #
Consolidated Edison Company of New
York, Inc. (ED 3.95% March 1, 2043)
(209111fc)
Trade Date
2/25/2013
List of Underwriters
Bank of New York
JP Morgan
Keybank NA
Mizuho Securities USA Inc
UBS Securities
MFR Securities
TD Securities
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
UBS Securities LLC
Sector or Industry:
Utilities
Date of First Offering:
2/25/2013
Ratings:
Moody's A3, S&P A-, Fitch A-,
Composite A-
Maturity Date:
3.1.2043
Coupon:
3.95%
Unit Price:
$99.304
Underwriting Spread per Unit:
..88%
Gross Spread as a % of Price:
..8862%
Yield:
3.841%
Yield to Maturity:
3.79%
Principal Amount of Offering:
700,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
2.39 %

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0829%
$580,928
AST JPMorgan Global Thematic Portfolio
0.0340%
$238,330
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.1169%













10f-3 Exhibit

Issuer Name + CUSIP #
E.I. Du Pont  (DD 4.15% February 15,
2043) (263534cj)
Trade Date
2/12/2013
List of Underwriters
BofA Merrill Lynch
Credit Suisse
Goldman Sachs
JP Morgan
Morgan Stanley
Banco Santander
Bank of Nova Scotia
Barclays Capital
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Credit Suisse Securities
Sector or Industry:
Chemicals
Date of First Offering:
2/12/2013
Ratings:
Moody's A2, S&P A, Fitch A, Composite
A
Maturity Date:
2.15.2043
Coupon:
4.15%
Unit Price:
$99.881
Underwriting Spread per Unit:
..88%
Gross Spread as a % of Price:
..881%
Yield:
3.936%
Yield to Maturity:
3.841%
Principal Amount of Offering:
750,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
2.02%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0791%
$593,293
AST JPMorgan Global Thematic Portfolio
0.0355%
$266,682
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.1146%













10f-3 Exhibit

Issuer Name + CUSIP #
E.I. Du Pont  (DD 2.80% February 15,
2023) (263534ck)
Trade Date
2/12/2013
List of Underwriters
Bank of America Merrill Lynch
Credit Suisse
Goldman Sachs
JP Morgan
Morgan Stanley
Banco Santander
Bank of Nova Scotia
Barclays Capital
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Goldman Sachs and Company
Sector or Industry:
Chemicals
Date of First Offering:
2/12/2013
Ratings:
Moody's A2, S&P A, Fitch A, Composite
A
Maturity Date:
2.15.2023
Coupon:
2.80%
Unit Price:
$99.965
Underwriting Spread per Unit:
..45%
Gross Spread as a % of Price:
..4502%
Yield:
2.715%
Yield to Maturity:
2.440%
Principal Amount of Offering:
1,250,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
..26%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0011%
$14,995



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0011%













10f-3 Exhibit

Issuer Name + CUSIP #
Triumph Group Inc (TGI 4.875% 4.1.21
144A) (896818ag)
Trade Date
2/11/2013
List of Underwriters
RBC Capital Markets
JP Morgan Securities
UBS Securities
Mitsubishi UFJ
PNC Capital Markets
RBS Securities
Santander Investment Securities
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
RBC Capital Market

Sector or Industry:
Aerospace & Defense
Date of First Offering:
2/11/2013
Ratings:
Moody's Ba3, S&P BB-, Composite BB-
Maturity Date:
4.01.2021
Coupon:
4.875%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.75%
Gross Spread as a % of Price:
1.75%
Yield:
4.779%
Yield to Maturity:
4.571%
Principal Amount of Offering:
375,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
4.36%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0133%
$50,000



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0133%













10f-3 Exhibit

Issuer Name + CUSIP #
Pepsico Inc (PEP 2.75% March 1, 2023)
(713448cg)
Trade Date
2/25/2013
List of Underwriters
BNP Paribas
JP Morgan Securities
Merrill Lynch Pierce Fenner & Smith
Loop Capital
Mizuho Securities
US Bancorp
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Food & Beverage
Date of First Offering:
2/25/2013
Ratings:
Moody's Aa3, S&P A-, Fitch A, DBRS AH
Maturity Date:
3.1.2023
Coupon:
2.75%
Unit Price:
$99.904
Underwriting Spread per Unit:
..45%
Gross Spread as a % of Price:
..4504%
Yield:
2.675%
Yield to Maturity:
2.427%
Principal Amount of Offering:
1,250,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
1.52 %

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.1642%
$2,053,027
AST JPMorgan Global Thematic Portfolio
0.0655%
$819,213
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.2297%















10f-3 Exhibit

Issuer Name + CUSIP #
Cedar Fair L.P., Canada's Wonderland
Co. and Magnum Mgt Corporation (FUN
5.25% March 15, 2021 144A) (150191ad)
Trade Date
2/28/2013
List of Underwriters
JP Morgan Securities
UBS Securities LLC
Wells Fargo Securities LLC
Fifth Third Securities Inc
KeyBanc Capital Markets
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
UBS Securities LLC
Sector or Industry:
Entertainment Resources
Date of First Offering:
2/28/2013
Ratings:
Moody's B1, S&P B, Composite B
Maturity Date:
3.15.2021
Coupon:
5.25%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.60%
Gross Spread as a % of Price:
1.60%
Yield:
5.237%
Yield to Maturity:
5.21%
Principal Amount of Offering:
500,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
..57 %

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST High Yield Portfolio (JP Morgan sleeve)
0.0190%
$95,000
AST JPMorgan Global Thematic Portfolio
0.0022%
$11,000
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0212%















10f-3 Exhibit

Issuer Name + CUSIP #
The Coca-Cola Company (KO 1.15% April
1, 2018) (191216ba)
Trade Date
2/28/2013
List of Underwriters
BNP Paribas Securities Corp
Citigroup Global Markets
Credit Suisse Securities
Morgan Stanley & Co Inc
ING Financial Markets
JP Morgan Securities
Wells Fargo Securities LLC
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Citigroup Global Markets
Sector or Industry:
Food & Beverage
Date of First Offering:
2/28/2013
Ratings:
Moody's Aa3, S&P AA-, Fitch A+,
Composite A+
Maturity Date:
4.1.2018
Coupon:
1.15%
Unit Price:
$99.784
Underwriting Spread per Unit:
..35%
Gross Spread as a % of Price:
..3508%
Yield:
1.143%
Yield to Maturity:
1.03%
Principal Amount of Offering:
1,247,300,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
..55 %

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0085%
$106,769



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0085%











10f-3 Exhibit

Issuer Name + CUSIP #
ST JUDE MEDICAL INC. 3.25% 04/15/2023
(CUSIP 790849AJ2)
Trade Date
03/21/2013
List of Underwriters
BofA Merrill Lynch, Pierce, Fenner &
Smith Inc
Wells Fargo Securities LLC
US Bancorp Investments, Inc
Mitsubishi UFJ Securities (USA), Inc
RBS Securities Inc
BNP Paribas Securities Corp
JP Morgan Securities LLC
Mizuho Securities USA Inc
PNC Capital Markets LLC
SMBC Nikko Capital Markets Limited
SunTrust Robinson Humphrey, Inc
TD Securities (USA) LLC
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
33 Act Registration
Was security offered under a firm commitment
underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Merrill Lynch, Pierce, Fenner  & Smith
Inc.
Sector or Industry:
Healthcare
Date of First Offering:
03/21/2013
Ratings:
Baa1/ A/ A/
Maturity Date:
04/15/2023
Coupon:
3.25%
Unit Price:
$99.524
Underwriting Spread per Unit:
$0.650
Gross Spread as a % of Price:
0.653%
Yield:
3.25%
Yield to Maturity:
3.25%
Principal Amount of Offering:
$900,000,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
9.5911%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0442%
$398,096



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0442%








10f-3 Exhibit

Issuer Name + CUSIP #
FIRST DATA CORPORATION  (CUSIP
319963BH6)
Trade Date
03/26/2013
List of Underwriters
Citigroup Global Markets
Deutsche Bank Securities
Wells Fargo Securities
Bofa Merrill Lynch
Credit Suisse
Goldman Sachs & Co
HSBC Securities
PNC Capital Markets LLC
SunTrust Robinson Humphrey
KKR & Co
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Eligible 144A offering
Was security offered under a firm commitment
underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Citigroup Global Markets Inc.
Sector or Industry:
Technology
Date of First Offering:
03/26/2013
Ratings:
Caa1/ B-/ CCC+
Maturity Date:
06/15/2021
Coupon:
10.625%
Unit Price:
$100
Underwriting Spread per Unit:
$1.25
Gross Spread as a % of Price:
1.25%
Yield:
10.25%
Yield to Maturity:
10.25%
Principal Amount of Offering:
$815,000,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
7.975%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.1022%
$833,000



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.1022%











10f-3 Exhibit

Issuer Name + CUSIP #
GRAPHIC PACKAGING INTL INC (CUSIP
38869PAK0)
Trade Date
03/25/2013
List of Underwriters
Merrill Lynch, Pierce, Fenner & Smith
Inc
JP Morgan Securities LLC
Citigroup Global Markets Inc
Goldman Sachs & Co
SunTrust Robinson Humphrey Inc
PNC Capital Markets LLC
Rabo Securities USA Inc
Regions Securities LLC
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
33 Act Registration
Was security offered under a firm commitment
underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Merrill Lynch, Pierce Fenner & Smith
Inc.
Sector or Industry:
Paper
Date of First Offering:
03/25/2013
Ratings:
Ba3/ BB+/ NR
Maturity Date:
04/15/2021
Coupon:
4.75%
Unit Price:
$100.00
Underwriting Spread per Unit:
$1.4625
Gross Spread as a % of Price:
1.4625%
Yield:
4.75%
Yield to Maturity:
4.75%
Principal Amount of Offering:
$425,000,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
4.705%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0602%
$256,000



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0602%










10f-3 Exhibit

Issuer Name + CUSIP #
Citigroup Inc. (C 4.05% July 30, 2022)
(172967gk)
Trade Date
2/05/2013
List of Underwriters
Bank of America Merrill Lynch
Barclays Capital
Deutsche Bank Securities Inc
Goldman Sachs & Co
ING Bank NV/United States
JP Morgan
RBS Securities Corp
Sumitomo Mitsui Banking Corp
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
UBS Securities LLC
Sector or Industry:
Financial Services
Date of First Offering:
2/05/2013
Ratings:
Moody's: Baa3, S&P BBB+, Fitch BBB+,
Composite BBB
Maturity Date:
7.30.2022
Coupon:
4.05%
Unit Price:
$100.00
Underwriting Spread per Unit:
..45%
Gross Spread as a % of Price:
..45%
Yield:
3.875%
Yield to Maturity:
3.478%
Principal Amount of Offering:
894,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
..32%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0503%
$450,000
AST JPMorgan Global Thematic Portfolio
0.0201%
$180,000
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0704%









10f-3 Exhibit

Issuer Name + CUSIP #
Terreno Realty Corp (88146M101)
Trade Date
February 19, 2013
List of Underwriters
Goldman, Sachs & Co.
Keybanc Capital Markets Inc.
Stifel, Nicolaus & Company,
Incorporated
Robert W. Baird & Co. Incorporated
Mitsubishi Ufj Securities (USA), Inc
PNC Capital Markets LLC
JMP Securities LLC
Regions Bank
Compass Point Research & Trading, LLC
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Keybanc Capital Markets
Sector or Industry:
Services
Date of First Offering:
February 19, 2013
Ratings:
N/A
Maturity Date:
N/A
Coupon:
N/A
Unit Price:
$16.60
Underwriting Spread per Unit:
..7470
Gross Spread as a % of Price:
4.5%
Yield:
N/A
Yield to Maturity:
N/A
Principal Amount of Offering:
$83,000,000
Subordination Features:
Common Stock
Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
3.5%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST Goldman Sachs Small-Cap Value Portfolio
0.4130%
$342,839.82
PSF SP Small Cap Value Portfolio (Goldman sleeve)
0.0707%
$58,697.61
Total Purchased for Prudential Funds which Sub-
Adviser Manages
0.4837%
$401,537.43
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.4837%










10f-3 Exhibit

Issuer Name + CUSIP #
Graphic Packaging Holdings Co (GPK)
Trade Date
3/21/2013
List of Underwriters
Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith,
Inc
J.P. Morgan Securities LLC
Citigroup Global Markets Inc.
Deutsche Bank Securities Inc.
TPG Capital BD, LLC
Robert W. Baird & Co. Incorporated
Oppenheimer & Co. Inc.
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Goldman Sachs
Sector or Industry:
Industrial
Date of First Offering:
3/21/2013
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$7.00
Underwriting Spread per Unit:
$0.28
Gross Spread as a % of Price:
4.00%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
196,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
1.35%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST Small Cap Value Portfolio (JP Morgan sleeve)
0.2560%
$501,900



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.3281%












10f-3 Exhibit

Issuer Name + CUSIP #
Graphic Packaging Holding Co
(388689101)
Trade Date
March 21, 2013
List of Underwriters
Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith,
Inc
J.P. Morgan Securities LLC
Citigroup Global Markets Inc.
Deutsche Bank Securities Inc.
TPG Capital BD, LLC
Robert W. Baird & Co. Incorporated
Oppenheimer & Co. Inc.
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Merrill Lynch, Pierce, Fenner & Smith
Sector or Industry:
Basic Materials
Date of First Offering:
March 21, 2013
Ratings:
N/A
Maturity Date:
N/A
Coupon:
N/A
Unit Price:
$7.00
Underwriting Spread per Unit:
$0.28
Gross Spread as a % of Price:
4.00%
Yield:
N/A
Yield to Maturity:
N/A
Principal Amount of Offering:
$196,000,000
Subordination Features:
Common Stock
Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
8.1428%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST Goldman Sachs Small-Cap Value Portfolio
1.1429%
$2,240,203.00
PSF SP Small Cap Value Portfolio (Goldman sleeve)
0.1925%
$377,433.00
Total Purchased for Prudential Funds which Sub-
Adviser Manages
1.3354%
$2,617,636.00
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
1.3354%













10f-3 Exhibit

Issuer Name + CUSIP #
Radian Group Inc (750236101)
Trade Date
February 26, 2013
List of Underwriters
Morgan Stanley & Co. LLC
Goldman, Sachs & Co.
Keefe, Bruyette & Woods, Inc.
Dowling & Partners Securities LLC
Macquarie Capital (USA) Inc.
Wells Fargo Securities, LLC
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Morgan Stanley & Co.
Sector or Industry:
Financial
Date of First Offering:
February 26, 2013
Ratings:
N/A
Maturity Date:
N/A
Coupon:
N/A
Unit Price:
$8.00
Underwriting Spread per Unit:
..38
Gross Spread as a % of Price:
4.75%
Yield:
N/A
Yield to Maturity:
N/A
Principal Amount of Offering:
$272,000,000
Subordination Features:
Common Stock
Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
3.5295%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST Goldman Sachs Small-Cap Value Portfolio
0.4481%
$1,218,968.00
PSF SP Small Cap Value Portfolio (Goldman sleeve)
0.0764%
$207,864.00
Total Purchased for Prudential Funds which Sub-
Adviser Manages
0.5245%
$1,426,832.00
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.5245%















10f-3 Exhibit

Issuer Name + CUSIP #
WEST CORPORATION (952355204)
Trade Date
March 21, 2013
List of Underwriters
Goldman, Sachs & Co.
Morgan Stanley & Co. LLC
Merrill Lynch, Pierce, Fenner & Smith,
Incorporated
Barclays Capital Inc
Citigroup Global Markets Inc.
Deutsche Bank Securities Inc.
Wells Fargo Securities, LLC
Robert W. Baird & Co. Incorporated
William Blair & Company, L.L.C.
Evercore Group L.L.C.
Sanford C. Bernstein & Co., LLC
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Morgan Stanley & Co.
Sector or Industry:
Business Services
Date of First Offering:
March 21, 2013
Ratings:
N/A
Maturity Date:
N/A
Coupon:
N/A
Unit Price:
$20.00
Underwriting Spread per Unit:
1.15
Gross Spread as a % of Price:
%5.75
Yield:
N/A
Yield to Maturity:
N/A
Principal Amount of Offering:
$425,500,000
Subordination Features:
Common Stock
Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
5.8755%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST Goldman Sachs Small-Cap Value Portfolio
0.7526%
$3,202,360.00
PSF SP Small Cap Value Portfolio (Goldman sleeve)
0.1268%
$539,760.00
Total Purchased for Prudential Funds which Sub-
Adviser Manages
0.8794%
$3,742,120.00
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.8794%










10f-3 Exhibit

Issuer Name + CUSIP #
Zoetis Inc (98978V103)
Trade Date
January 31, 2013
List of Underwriters
J.P. Morgan Securities LLC
Merrill Lynch, Pierce,
Fenner & Smith, Inc
Morgan Stanley & Co. LLC
Barclays Capital Inc
Citigroup Global Markets
Inc.
Credit Suisse Securities
(USA) LLC
Deutsche Bank Securities
Inc.
(Gs) Goldman, Sachs & Co.
Guggenheim Securities, LLC
Jefferies & Company, Inc.
BNP Paribas Securities
Corp.
Loop Capital Markets,
LLC
RBC Capital Markets, LLC
Williams Capital Group
L.P. (The)
UBS Securities LLC
Lebenthal & Co., LLC
Piper Jaffray & Co
Samuel A. Ramirez &
Company, Inc.
HSBC Securities (USA)
Inc.
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Merrill Lynch, Pierce, Fenner & Smith
Sector or Industry:
Healthcare
Date of First Offering:
January 31, 2013
Ratings:
N/A
Maturity Date:
N/A
Coupon:
N/A
Unit Price:
$26.00
Underwriting Spread per Unit:
..96
Gross Spread as a % of Price:
3.69%
Yield:
N/A
Yield to Maturity:
N/A
Principal Amount of Offering:
$2,238,600,000.00
Subordination Features:
Common Stock
Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
0.4646%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST Goldman Sachs Mid-Cap Growth Portfolio
0.0285%
$639,678.00
AST Goldman Sachs Large-Cap Value Portfolio
0.0719%
$1,610,466.00
Total Purchased for Prudential Funds which Sub-
Adviser Manages
0.1004%
$2,250,144.00
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.1004%






10f-3 Exhibit

Issuer Name + CUSIP #
Zoetis, Inc. (ZTS) IPO + 98978V10
Trade Date
1/31/2013
List of Underwriters
J.P. Morgan Securities LLC
Merrill Lynch, Pierce,
Fenner & Smith, Inc
Morgan Stanley & Co. LLC
Barclays Capital Inc
Citigroup Global Markets
Inc.
Credit Suisse Securities
(USA) LLC
Deutsche Bank Securities
Inc.
(Gs) Goldman, Sachs & Co.
Guggenheim Securities, LLC
Jefferies & Company, Inc.
BNP Paribas Securities
Corp.
Loop Capital Markets, LLC
RBC Capital Markets, LLC
Williams Capital Group
L.P. (The)
UBS Securities LLC
Lebenthal & Co., LLC
Piper Jaffray & Co
Samuel A. Ramirez &
Company, Inc.
HSBC Securities (USA) Inc.
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government
offering, Foreign Offering, or Eligible 144A
offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Pharmaceuticals
Date of First Offering:
1/31/2013
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$26.00
Underwriting Spread per Unit:
0.962
Gross Spread as a % of Price:
3.70%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
$2,238,600,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
1.90%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0291%
$652,600
AST JPMorgan Global Thematic Portfolio
0.0056%
$127,400
AST Academic Strategies (JP Morgan sleeve)
0.0075%
$169,000
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0422%










10f-3 Exhibit

Issuer Name + CUSIP #
Chuy Holdings, Inc. (CHUY)
Trade Date
01/24/2013
List of Underwriters
Jefferies & Company, Inc
Robert W. Baird & Co. Incorporated
KeyBanc Capital Markets Inc
Raymond James & Associates, Inc
Stephens Inc
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
No
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
No
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
Raymond James & Associates, Inc.
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Jefferies / Baird
Sector or Industry:
Restaurants
Date of First Offering:
01/24/2013
Ratings:
N/A
Maturity Date:
N/A
Coupon:
N/A
Unit Price:
$25.00
Underwriting Spread per Unit:
1.00
Gross Spread as a % of Price:
4.00%
Yield:
N/A
Yield to Maturity:
N/A
Principal Amount of Offering:
$112,500,000
Subordination Features:
N/A
Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or
profit
with respect to the
transaction described is reasonable and fair compared to
the
commissions, spread or profit
received by others in connection with the underwritings
of
similar securities during a
comparable period of time.
The Sub-adviser attests that the Total Percentage
Purchased
by Sub-adviser
including all funds and private advisory accounts over
which
sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering
plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
6.11%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


    AST Small Cap Growth Portfolio (Eagle sleeve)
1.2566%
$1,413,750.00



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
1.4971%